UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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MSG NETWORKS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JAMES L. DOLAN

Executive Chairman

Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders which is being held on Friday, December 6, 2019 at 10:00 a.m. Eastern Time at the J.P. Morgan Club at the Madison Square Garden Arena, located on Seventh Avenue between West 31st Street and West 33rd Street, New York, NY.

In addition to the matters described in the proxy statement, we will report on the Company’s activities. You will have an opportunity to ask questions.

Additional information on how to vote and, if you wish to attend, the requirements to obtain an admission ticket, is described in the enclosed materials. I look forward to seeing you at the meeting. Your vote is important to us.

Sincerely yours,

James L. Dolan

Executive Chairman

October 25, 2019

MSG NETWORKS INC., 11 PENNSYLVANIA PLAZA, NEW YORK, NY 10001

PROXY STATEMENT

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

MSG Networks Inc.

The Annual Meeting of Stockholders of MSG Networks Inc. will be held at the J.P. Morgan Club at the Madison Square Garden Arena, located on Seventh Avenue between West 31st Street and West 33rd Street, New York, NY on Friday, December 6, 2019, at 10:00 a.m. Eastern Time to consider and vote upon the following proposals:

1.	Election of directors.

2.	Ratification of the appointment of our independent registered public accounting firm.

3.	Approval of the Company’s 2010 Stock Plan for Non-Employee Directors, as amended.

4.	Conduct such other business as may be properly brought before the meeting.

Only stockholders of record on October 21, 2019 may vote at the meeting.

Your vote is important to us. Even if you plan on attending the annual meeting in person, we recommend that you vote as soon as possible by telephone, by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

If you wish to attend the annual meeting in person, you must request an admission ticket in advance of the meeting. You will be required to present the admission ticket and government-issued photo identification to enter the annual meeting. For more details, please see “General Information — How do I attend the 2019 annual meeting in person and what identification must I show?”

By order of the Board of Directors,

Mark C. Cresitello Secretary

New York, New York

October 25, 2019

MSG NETWORKS INC., 11 PENNSYLVANIA PLAZA, NEW YORK, NY 10001

- i -

- ii -

PROXY STATEMENT SUMMARY

This summary highlights selected information in the proxy statement. Please review the entire proxy statement and our Annual Report on

Form 10-K for the fiscal year ended June 30, 2019 before voting.

VOTING ITEMS AND BOARD RECOMMENDATIONS

Proposals		Board Recommendation
Proposal 1	Election of directors	FOR
Proposal 2	Ratification of the appointment of our independent registered public accounting firm	FOR
Proposal 3	2010 Stock Plan for Non-Employee Directors, as amended	FOR

COMPANY OVERVIEW

MSG Networks Inc., an industry leader in sports production, and content development and distribution, owns and operates two award-winning regional sports and entertainment networks, MSG Network and MSG+. For 50 years, we have been a pioneer in regional sports programming, setting a standard of excellence, creativity and technological innovation. Today, our exclusive, award-winning programming continues to be a valuable differentiator for our viewers, advertisers and the cable, satellite, telephone and other platforms that distribute our networks. Our networks are widely distributed throughout all of New York State and significant portions of New Jersey and Connecticut, as well as parts of Pennsylvania. Our networks are also carried nationally by certain distributors on sports tiers or in similar packages.

CORPORATE GOVERNANCE AND BOARD PRACTICES

The Board of Directors of the Company (the “Board”) has adopted Corporate Governance Guidelines (the “Governance Guidelines”) and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. Several of our practices are highlighted below.

✓	Annual election of directors, with all directors serving one-year terms

✓

Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through end of service on the Board

DIRECTOR NOMINEES

The Board has nominated 12 director candidates. Of the 12 nominees, three are Class A nominees and nine are Class B nominees.

All director candidates have been nominated for a one-year term to expire at the 2020 annual meeting of the Company’s stockholders and once their successors have been elected and qualified.

Our Class A nominees are elected by holders of our Class A Common Stock:

•	All Class A nominees are independent and collectively have significant business leadership experience, finance and accounting experience, government service experience, operational and strategic planning experience, management and legal experience, and extensive knowledge of the sports, sports media, television and entertainment industries.

Our Class B nominees are elected by holders of our Class B Common Stock:

•	Class B nominees collectively have significant industry and business leadership experience, finance and accounting experience, operational and strategic planning experience, management and legal experience, and unmatched institutional knowledge of the Company.

Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B nominees’ diverse perspectives, institutional knowledge, and their collective deep business and investment experience.

Detailed information about each nominee’s background, skills and qualifications can be found under “Proposal 1 — Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Joseph J. Lhota	James L. Dolan	Kristin A. Dolan	Thomas C. Dolan
Joel M. Litvin	William J. Bell	Paul J. Dolan	Hank J. Ratner
John L. Sykes	Charles F. Dolan	Quentin F. Dolan	Brian G. Sweeney

EXECUTIVE COMPENSATION PROGRAM

The Company is an industry leader in sports production, and content development and distribution, and competes for talent among a wide array of media and entertainment companies. Our named executive officers (“NEOs”) have substantial and meaningful professional experience in the industry in which the Company operates. Given the unique nature of our business, the Company places great importance on its ability to attract, retain, motivate and reward experienced NEOs who can continue to drive our business objectives and achieve strong financial, operational and stock price performance.

Executive Compensation Principles:

✓	Significant portion of compensation opportunities should be at-risk

✓	Long-term performance incentives should generally outweigh short-term performance incentives

✓	Executive officers should be aligned with stockholders through equity compensation

✓	Compensation structure should enable the Company to attract, retain, motivate and reward the best talent

Elements of Compensation & Performance Objectives

The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers Company revenue and adjusted operating income (“AOI”) to be the key measures of the Company’s operating performance. As such, our Compensation Committee has reflected these performance measures in our incentive plans, along with other specific strategic and operating measures.

The table below summarizes the current elements of our compensation program and how each element is linked to Company performance. For more information on our executive compensation program and policies, please see “Compensation Discussion & Analysis.”

Component		Performance Link		Description

Base Salary	Cash	• Fixed level of compensation, determined primarily based on the role, job performance and experience • Intended to compensate NEOs for day-to-day services performed

Annual Incentive	Cash	Financial (80%)	Company Revenue (30%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-determined financial and strategic performance measures approved by the Compensation Committee
Company AOI (70%)
		Strategic (20%)	Strategic Objectives

Long-Term Incentive	All NEOs excluding Executive Chairman(1)
	Performance Stock Units (50%)	Company Revenue (30%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Company AOI (70%)
	Restricted Stock Units (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years
Executive Chairman only(1)
	Performance-Based Stock Options (50%)	Company Revenue (30%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Company AOI (70%)
	Time-Based Stock Options (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years

(1)

For the fiscal year ended June 30, 2019, our long-term incentive awards were comprised of performance stock units and restricted stock units for all NEOs excluding the Executive Chairman and, as contemplated by his employment agreement, performance-based stock options and time-based stock options for the Executive Chairman. The performance stock units and performance-based stock options are subject to the same performance conditions, and the restricted stock units and time-based stock options both vest ratably over a three-year period. See “Compensation Discussion & Analysis — Elements of our Compensation Program — Long-term Incentives.”

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 6, 2019

GENERAL INFORMATION

COMPANY OVERVIEW

MSG Networks Inc., incorporated on July 29, 2009, is a Delaware corporation with principal executive offices at 11 Pennsylvania Plaza, New York, NY, 10001. In this proxy statement, the words “Company,” “we,” “us,” “our” and “MSG Networks” collectively refer to MSG Networks Inc., a holding company, and its direct and indirect subsidiaries through which substantially all of our operations are conducted. Our Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MSGN.” As a result, we are subject to certain of the NYSE corporate governance listing standards.

MSG Networks was formerly known as “The Madison Square Garden Company.” We changed our name to MSG Networks Inc. on September 30, 2015 (the “MSG Distribution Date”) in connection with the distribution of all of the outstanding common stock of MSG Spinco, Inc. (now known as The Madison Square Garden Company and referred to herein as “MSG”) to our stockholders (the “MSG Distribution”). Pursuant to the MSG Distribution, MSG acquired the entertainment and sports businesses previously owned and operated by the Company through its MSG Entertainment and MSG Sports business segments, including the arenas and other venues previously owned, leased or operated by the Company as well as the Company’s interests in various joint ventures.

PROXY STATEMENT MATERIALS

These proxy materials are provided in connection with the solicitation of proxies by our Board for the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on Friday, December 6, 2019, at the J.P. Morgan Club at the Madison Square Garden Arena, which is located on Seventh Avenue between West 31st Street and West 33rd Street, New York, NY.

This proxy statement is first being sent to stockholders on or about October 25, 2019. Unless otherwise indicated, references to “2019,” the “2019 fiscal year” and the “year ended June 30, 2019” refer to the Company’s fiscal year ended on June 30, 2019.

QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT OUR ANNUAL MEETING AND VOTING

Who may vote at the annual meeting?

Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”) and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock,” together with Class A Common Stock, collectively, “Company Stock”) as recorded in our stock register at the close of business on October 21,

2019, may vote at the meeting. On October 21, 2019, there were 46,560,251 shares of Class A Common Stock and 13,588,555 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of three candidates to the Board. Each share of Class B Common

Stock has ten votes per share and holders will be voting for the election of nine candidates to the Board. As a result of their ownership of all of the shares of Class B Common Stock, members of the Charles F. Dolan family and certain related family entities, have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, and to approve Proposals 2 and 3 regardless of how other shares are voted.

Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials by Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, our stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages our stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of

Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the annual meeting?

In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on October 21, 2019 to be present, in person or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.

How do I vote?

You may vote in advance of the annual meeting by telephone, Internet or mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote in person or by legal proxy at the annual meeting. Even if you plan to attend the annual meeting in person, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to attend the annual meeting.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, your brokerage firm, bank, broker-dealer or other similar organization has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm (Proposal 2), even if the brokerage firm, bank, broker-dealer or other similar organization does not receive voting instructions from you. However, your brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote on (i) the election of directors (Proposal 1) or (ii) approval of the Company’s 2010 Stock Plan for Non-Employee Directors, as amended (Proposal 3) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of our Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class A Common Stock. Election of directors by the holders of our Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class B Common Stock. Approval of the appointment of KPMG as the Company’s independent registered public accounting firm (Proposal 2) and approval of the Company’s 2010 Stock Plan for Non-Employee Directors, as amended (Proposal 3) each require the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and the holders of our Class B Common Stock, voting together as a single class. Abstentions will not affect the outcome of (i) the election of directors (Proposal 1) or (ii) the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm (Proposal 2) because abstentions are not considered votes cast on those proposals. Abstentions on the proposal to approve the Company’s 2010 Stock Plan for Non-Employee Directors, as amended (Proposal 3) will count the same as votes cast against Proposal 3. Broker non-votes will not affect the outcome of the proposals because broker non-votes are not considered votes cast. As a result of their ownership of all of the shares of Class B Common Stock, members of the Charles F. Dolan family and certain related family entities have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, to approve the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm (Proposal 2) and to approve of the Company’s 2010 Stock Plan for Non-Employee Directors, as amended (Proposal 3), regardless of how other shares are voted.

Can I change my vote after I have voted?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may change your vote prior to the annual meeting by:

•	re-voting your shares by Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);

•	signing and returning a valid proxy card or voting instruction form with a later date;

•	delivering a written notice of revocation to the Company’s Secretary at 11 Pennsylvania Plaza, New York, NY 10001; or

•	attending the annual meeting and voting in person (but your attendance at the annual meeting will not automatically revoke your proxy unless you validly vote again at the annual meeting).

If your shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you should follow the instructions they provide in order to change your vote.

How will my shares be voted at the annual meeting if I submit a proxy card?

The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this proxy statement to be elected by holders of the relevant class of Company Stock (Proposal 1);

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm (Proposal 2); and

•	FOR the approval of the Company’s 2010 Stock Plan for Non-Employee Directors, as amended (Proposal 3).

Who participates in and pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying materials. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our executive officers and regular employees who will receive no additional compensation for such activities.

We have retained D.F. King & Co., Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $20,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

How do I attend the 2019 annual meeting in person and what identification must I show?

An admission ticket is required if you plan to attend the annual meeting in person. Without an admission ticket, you will not be able to attend the annual meeting. To be admitted to the 2019 annual meeting, you must have been a stockholder at the close of business on the record date of October 21, 2019 or be the legal proxy holder or qualified representative of such stockholder. You must bring with you your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification will not be permitted to attend the annual meeting. Registration will begin at 9:00 a.m. Eastern Time. We encourage you to arrive early to ensure plenty of time to complete the registration process before the annual meeting begins. Persons who have not completed registration by the time the annual meeting begins will not be permitted to enter the annual meeting.

Your proxy card or a legal proxy is not an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). You will need to enter your 16-digit control number, which can be found on your Notice of Annual Meeting and Internet Availability of Proxy Materials, voting instruction form or proxy card. You may also request an admission ticket by calling the telephone number on your voting instruction form or proxy card. The deadline to obtain an admission ticket is 5:00 p.m. Eastern Time on November 25, 2019. If you have questions about admission to the annual meeting, please call 1-844-318-0137 (toll-free) or 925-331-6070 (international).

Please note that you will need your admission ticket to be admitted to the annual meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter in addition to your admission ticket and government-issued photo identification card.

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on November 25, 2019 in order to allow enough time for the issuance of an admission ticket to such person. For further details, see “Other Matters — Advance Notice of Proxy Holders and Qualified Representatives.”

Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including backpacks, handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door as well as on the conduct of the meeting. To enhance the safety of all persons, attendees and bags will be subject to screening, including the use of x-ray screening where available, and may also be subject to additional security inspections.

Requests for admission tickets will be processed in the order received. Please note that seating is limited, and requests for tickets will be handled on a first-come, first-served basis.

What is “householding” and how does it affect me?

Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the “2019 Form 10-K”) unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees as well as the environmental impact of the annual meeting.

Stockholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Householding

Department, by calling their toll free number, 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

How can I get electronic access to the proxy materials?

This Notice of Annual Meeting and Proxy Statement, the proxy card and the Company’s 2019 Form 10-K, along with instructions on how to obtain an admission ticket, which is required to attend the annual meeting in person, are available at www.proxyvote.com.

In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and 2019 Form 10-K, and voting by Internet. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice of Annual Meeting and Internet Availability of Proxy Materials also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BOARD AND GOVERNANCE PRACTICES

OVERVIEW

The following section provides an overview of our Board and corporate governance practices. We have taken several actions to be responsive to stockholder feedback, including expanding our stockholder outreach efforts and enhancing our proxy disclosure to provide greater transparency to our stockholders.

CORPORATE GOVERNANCE PRACTICES

Our Board has adopted the Governance Guidelines and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines provide a framework for our governance practices, including:

✓	Annual election of directors, with all directors serving one-year terms

✓	Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of all stockholders

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors
✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through the end of service on the Board

Our Governance Guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the President and Chief Executive Officer, management succession, Board and executive compensation, and Board self-assessment requirements. The full text of our Governance Guidelines may be viewed at our corporate website at www.msgnetworks.com under Investors — Corporate Governance. A copy may be obtained by writing to MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001; Attention: Corporate Secretary.

STOCKHOLDER ENGAGEMENT

Fostering long-term relationships with our stockholders is a priority for the Company. Engagement helps us gain insight into the issues most important to our stockholders, informing Board discussions and allowing us to consider investors’ views on a range of topics including corporate governance and executive compensation matters.

We regularly engage with stockholders, and during each of the 2018 and 2019 fiscal years, we have engaged with holders of over 75% of our Class A Common Stock concerning our Board, governance and executive compensation practices, with the specific goal of seeking stockholder feedback. We greatly value the views of our stockholders, and we look forward to continuing this dialogue.

BOARD LEADERSHIP STRUCTURE

Our Board has chosen to separate the roles of Executive Chairman and President and Chief Executive Officer. The Board believes that this is the optimal leadership structure as it recognizes both Mr. James L. Dolan’s senior executive role with the Company as well as his leadership position on the Company’s Board, while the Company is also able to benefit from the experience of its President and Chief Executive Officer, Ms. Andrea Greenberg, with responsibility for day-to-day management of the Company.

BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s self-assessment seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee and Compensation Committee each conducts its own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

EXECUTIVE SESSIONS OF NON-MANAGEMENT AND INDEPENDENT BOARD MEMBERS

Under our Governance Guidelines, either our directors who are not also executive officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year.

RISK OVERSIGHT

Our Board believes that risk oversight is an important Board responsibility. The Audit Committee takes the lead on behalf of the Board in this risk oversight role. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation program. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive officer level. Based on this assessment and the executive compensation program’s emphasis on long-term performance, its close connection to Company-wide performance and its equity-based component designed to align the executive officers’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation program does not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

COMMUNICATING WITH OUR DIRECTORS

Our Board has adopted policies designed to allow our stockholders and other interested parties to communicate with our directors. Any interested party who wishes to communicate directly with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001.

Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the MSG Networks Integrity Hotline, which is operated by a third-party service provider, at 1-844-761-0392.

CODE OF CONDUCT AND ETHICS

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.msgnetworks.com under Investors — Corporate Governance. In addition, a copy may be obtained by writing to MSG Networks Inc., 11 Pennsylvania Plaza, New York, NY 10001; Attention: Corporate Secretary.

DIRECTOR INDEPENDENCE

As a “controlled company” we are not subject to the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. On account of this, and based on our ownership and voting structure we do not have a majority of independent directors on our Board and we have not created a corporate governance and nominating committee, however, we maintain an independent compensation committee.

Under the terms of our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), the holders of our Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

Despite the fact that our Board does not have a majority of independent directors, we value independent oversight and perspectives in our boardroom. That independent input is fostered by our Certificate of Incorporation, which gives our Class A stockholders the right to elect 25% of our Board.

Our Board has determined that each of the Class A director nominees is “independent” within the meaning of the rules of the NYSE and the SEC: Joseph J. Lhota, Joel M. Litvin and John L. Sykes. In reaching its determination, the Board considered the following:

•	Mr. Lhota served as an Executive Vice President of the Company from 2010 to 2011 but he has had no relationship with the Company since 2011 until his election as a director in December 2016. Mr. Lhota serves as a director of MSG. The Board determined that these relationships are not material and that Mr. Lhota is independent within the meaning of the rules of the NYSE and the SEC.

DIRECTOR NOMINATIONS

As permitted under the NYSE rules, we do not have a nominating committee and believe it is appropriate not to have one because of our stockholder voting structure. The Board has nonetheless established a nomination mechanism in our Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”), as follows:

•	Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office.

•	Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office.

Our Certificate of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of our Class A Common Stock the right to elect 25% of the members of our Board.

DIRECTOR SELECTION

Our Board believes that each director nominee should be evaluated based on the skills needed on the Board and his or her individual merits, taking into account, among other matters, the factors set forth in our Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors evaluate and recommend Class A Director candidates to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Board also considers Class A Director nominees recommended by our stockholders. Nominees recommended by our stockholders are given consideration in the same manner as other nominees. Stockholders who wish to submit nominees for consideration by the Board for election at our 2020 annual meeting may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s Amended By-laws. See “Other Matters — Stockholder Proposals for 2020 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of our Class B Common Stock to ensure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Certificate of Incorporation which provide the holders of our Class B Common Stock the exclusive right to elect our Class B Directors.

BOARD MEETINGS

The Board met four times during the fiscal year ended June 30, 2019. Each of the directors who was on the Board during the 2019 fiscal year attended at least 75% of the meetings of the Board and, as applicable, the committees of the Board on which he or she served.

We encourage our directors to attend annual meetings of our stockholders and believe that attendance at annual meetings is equally as important as attendance at Board and committee meetings. All of the incumbent directors attended the 2018 annual stockholders’ meeting.

COMMITTEES

Our Board has two standing committees comprised solely of independent directors: the Audit Committee and the Compensation Committee.

Audit Committee

•	Members: Messrs. Lhota (Chair), Litvin and Sykes

•	Meetings during fiscal year ended June 30, 2019: 5

The primary purposes and responsibilities of our Audit Committee are to:

•	assist the Board in (i) its oversight of the integrity of our financial statements, (ii) its oversight of our compliance with legal and regulatory requirements, (iii) assessing our independent registered public accounting firm’s qualifications and independence, and (iv) assessing the performance of our internal audit function and independent registered public accounting firm;

•	appoint, compensate, retain and oversee the Company’s independent registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;

•	review and coordinate the agenda, scope, priorities, plan and authority of the internal audit function (which is currently provided through services from MSG);

•	establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;

•	review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy;

•	conduct and review with the Board an annual self-assessment of the Audit Committee;

•	prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;

•	review and reassess the Audit Committee charter at least annually; and

•	report to the Board on a regular basis.

Our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the

Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that Mr. Lhota is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Board and Governance Practices — Communicating with Our Directors.”

The text of our Audit Committee charter is available on our website at www.msgnetworks.com under Investors — Corporate Governance. A copy may be obtained by writing to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001.

Compensation Committee

•	Members: Messrs. Lhota, Litvin and Sykes (Chair)

•	Meetings during fiscal year ended June 30, 2019: 6

The primary purposes and responsibilities of our Compensation Committee are to:

•	establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;

•	review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;

•	approve any new equity compensation plan or material changes to an existing plan;

•	oversee the activities of the committee or committees administering our retirement and benefit plans;

•	in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code, as amended (the “Code”);

•	determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);

•	determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;

•	prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;

•	conduct and review with the Board an annual self-assessment of the Compensation Committee; and

•	report to the Board on a regular basis, but not less than annually.

The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with any other independent directors (as directed by the Board) determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the Chief Executive Officer in past years. As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of the NYSE.

The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Code (“Section 162(m)”). The Compensation Committee has delegated the approval of certain Section 162(m)-related compensation decisions relating to granting (prior to the enactment of the Tax Cuts and Jobs Act), and determining the level of performance under, performance-based compensation to a subcommittee comprised of Messrs. Litvin and Sykes. The Compensation Committee may also engage outside compensation consultants to assist in the performance of its duties and responsibilities.

The text of our Compensation Committee charter is available on our website at www.msgnetworks.com under Investors — Corporate Governance. A copy may be obtained by writing to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001.

Compensation Committee Interlocks and Insider Participation

Messrs. Lhota, Litvin and Sykes serve as members of the Compensation Committee. Neither Mr. Litvin nor Mr. Sykes is a current or a former executive officer or employee of the Company. Mr. Lhota was an employee of the Company from June 2, 2010 to November 9, 2011.

Independent Committees

In addition to standing committees, the Company’s Board from time to time appoints or empowers a committee of our Board consisting entirely of independent directors (an “Independent Committee”) to act with respect to specific matters.

The Company has adopted a policy whereby an Independent Committee will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.

Our Board has also adopted a special approval policy for transactions with MSG and AMC Networks Inc. (“AMC Networks”) and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds $120,000. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.

For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”

Other Committee Matters

Our Amended By-laws permit the Board to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

Our Amended By-laws also permit the Board to appoint other committees of the Board from time to time which would have such powers and duties as the Board properly determines.

DIRECTOR COMPENSATION

The following table describes the components of our non-management directors’ compensation program in effect during the fiscal year ended June 30, 2019:

Compensation Element(1)	Compensation(3)

Annual Cash Retainer	$50,000

Annual Equity Retainer(2)	$110,000

Annual Audit/Compensation Committee Member Fee	$5,000

Annual Audit/Compensation Committee Chair Fee	$10,000

Board and Audit/Compensation Committee Meeting Fees	$2,000 per meeting (in person) $500 per meeting (by telephone)

(1)	A director who is also a Company employee receives no compensation for serving as a director.

(2)

Each director receives an annual grant of restricted stock units determined by dividing the value of the annual equity retainer by the 20-trading day average closing market price on the day prior to the grant date (typically the annual meeting). Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Company’s 2010 Stock Plan for Non-Employee Directors, as amended, which was most recently approved by the Company’s stockholders on December 11, 2015 and is administered by the Compensation Committee.

(3)	From time to time our Compensation Committee and/or our Board may approve additional or alternate compensation arrangements for directors who serve on Independent Committees.

Director Compensation Table

The table below summarizes the total compensation paid to or earned by each person who served as a non-management director during the fiscal year ended June 30, 2019. Directors who are employees of the Company receive no compensation for service as directors and are therefore not identified in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
William J. Bell	55,000	102,100	157,100
Charles F. Dolan	55,000	102,100	157,100
Kristin A. Dolan	53,500	102,100	155,600
Paul J. Dolan	55,000	102,100	157,100
Quentin F. Dolan	53,500	102,100	155,600
Thomas C. Dolan	53,500	102,100	155,600
Joseph J. Lhota	81,500	102,100	183,600
Joel M. Litvin	135,000	102,100	237,100
Hank J. Ratner	55,000	102,100	157,100
Brian G. Sweeney	55,000	102,100	157,100
John L. Sykes	140,000	102,100	242,100

(1)

These amounts represent retainer, committee and board meeting fees earned during the fiscal year ended June 30, 2019. With respect to Messrs. Litvin and Sykes, the amounts include compensation for service on one or more Independent Committees formed during the 2019 fiscal year. The amounts reported do not include any reasonable out-of-pocket expenses incurred in attending meetings for which the Company reimburses each non-management director.

(2)

This column reflects the grant date fair market value of 4,226 restricted stock units granted on December 14, 2018 to each non-management director, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used by the Company in calculating these amounts are set forth in Note 13 to our financial statements included in our 2019 Form 10-K. The values reflected in this column differ from the $110,000 value set forth in our directors’ compensation program because the value calculated under FASB ASC Topic 718 differs from the 20-trading day average used to determine the number of shares granted to directors.

(3)

For each non-management director, the aggregate number of restricted stock units held as of June 30, 2019 is as follows: William J. Bell, 22,243 units; Charles F. Dolan, 39,823 units; Kristin A. Dolan, 7,430 units; Paul J. Dolan, 22,243 units; Quentin F. Dolan, 22,243 units; Thomas C. Dolan, 39,823 units; Joseph J. Lhota, 15,874 units; Joel M. Litvin, 22,243 units; Hank J. Ratner, 22,243 units; Brian G. Sweeney, 39,823 units; and John L. Sykes, 23,153 units.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board has nominated 12 directors for election to the Board at this year’s annual meeting.

Of the 12 director nominees, three are to be elected by the holders of our Class A Common Stock and nine are to be elected by the holders of our Class B Common Stock. All 12 nominees have been nominated for a term to expire at the 2020 annual meeting and until their successors have been elected and qualified.

The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable, based on whether you are a holder of our Class A Common Stock or Class B Common Stock. Information on each of our nominees is given below.

Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of our Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of our Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class B Common Stock if the Board names one.

The Board unanimously recommends that you vote FOR each of the following candidates:

JAMES L. DOLAN – Age 64

Class B Director since July 29, 2009

Committee Membership: None

Other Public Company Directorships: The Madison Square Garden Company, AMC Networks Inc.

Career Highlights

Mr. Dolan is a director and the Executive Chairman of the Company since 2009. He also assumed the responsibilities of the President and Chief Executive Officer of the Company from March 2015 to July 2015. Mr. Dolan has also served as a director and the Executive Chairman of MSG since 2015, and the Chief Executive Officer of MSG since November 2017. Mr. Dolan was the Chief Executive Officer of Cablevision from 1995 until its sale in 2016. He was President of Cablevision from 1998 to 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from 1992 to 1995; and Vice President of Cablevision from 1987 to 1992. In addition to MSG, Mr. Dolan has served as a director of AMC Networks since 2011 and previously served as a director of Cablevision from 1991 until its sale in 2016. James L. Dolan is the spouse of Kristin A. Dolan, son of Charles F. Dolan, the father of Quentin F. Dolan, the brother of Thomas C. Dolan, the brother-in-law of Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his experience in various positions with Cablevision, including as its Chief Executive Officer, his experience in various positions with the Company and its predecessors since 1999 and MSG since the MSG Distribution, including as Executive Chairman of the Company and MSG, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSG and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

WILLIAM J. BELL – Age 79

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc.

Career Highlights

Mr. Bell was a consultant to Cablevision from 2005 to 2014. He also held various positions at Cablevision and its predecessor beginning in 1979, including as Cablevision’s Vice Chairman and Chief Financial Officer until 2004. Mr. Bell is a director of AMC Networks since 2011. Mr. Bell also serves as the Treasurer and a director of the Lustgarten Foundation for Pancreatic Research since 1998.

Key Skills & Experience

In light of Mr. Bell’s broad experience in the cable and programming industries for the past 40 years, as well as his experience in various positions with Cablevision and its predecessor, including as its former Vice Chairman and Chief Financial Officer, our Board has concluded that William J. Bell should serve as a director of the Company.

CHARLES F. DOLAN – Age 93

Class B Director since July 29, 2009

Committee Membership: None

Other Public Company Directorships: The Madison Square Garden Company, AMC Networks Inc.

Career Highlights

Mr. Dolan is a director and the Executive Chairman of AMC Networks since 2011. He served as the Chairman of Cablevision from 1985 until its sale in 2016. He was Chief Executive Officer of Cablevision from 1985 to 1995. Mr. Dolan founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985 and established Manhattan Cable Television in 1961 and Home Box Office in 1971. In addition to AMC Networks, Mr. Dolan has served as a director of MSG since 2015, and previously served as a director of Cablevision from 1985 until its sale in 2016. Charles F. Dolan is the father of James L. Dolan and Thomas C. Dolan, father-in-law of Kristin A. Dolan and Brian G. Sweeney, the grandfather of Quentin F. Dolan and the uncle of Paul J. Dolan.

Key Skills & Experience

In light of his experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his previous service as Chairman and Chief Executive Officer of Cablevision and its predecessors, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSG, and Cablevision, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

KRISTIN A. DOLAN – AGE 53

Class B Director since April 9, 2018

Committee Membership: None

Other Public Company Directorships: The Madison Square Garden Company, AMC Networks Inc., Revlon, Inc., The Wendy’s Company

Career Highlights

Ms. Dolan is the founder and has been the Chief Executive Officer of 605, LLC, an audience measurement and data analytics company in the media and entertainment industries, since its inception in 2016. Ms. Dolan previously served as the Chief Operating Officer of Cablevision from 2014 until its sale in 2016. Prior to becoming Chief Operating Officer, Ms. Dolan served in various other roles at Cablevision, including: President of Optimum Services from 2013 to 2014; Senior Executive Vice President of Product Management and Marketing from 2011 to 2013; and Senior Vice President from 2003 to 2011. Ms. Dolan has served as a director of Revlon, Inc. since May 2017, The Wendy’s Company since July 2017, MSG since 2015, and AMC Networks since 2011, and previously served as a director of the Company from 2010 to 2015, and Cablevision from 2010 until its sale in 2016. Kristin A. Dolan is the spouse of James L. Dolan, the step-mother of Quentin F. Dolan, the daughter-in-law of Charles F. Dolan, the sister-in-law of Thomas C. Dolan and Brian G. Sweeney, and the cousin by marriage of Paul J. Dolan.

Key Skills and Experience

In light of her experience as Chief Executive Officer of 605, LLC and in various positions at Cablevision, her service as a director of other public companies, as well as the knowledge and experience she has gained about the Company’s business and the contributions she has made during her tenure as a director of the Company, The Madison Square Garden Company, AMC Networks and Cablevision, our Board has concluded that Kristin A. Dolan should serve as a director of the Company.

PAUL J. DOLAN – Age 61

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: J.M. Smucker Company

Career Highlights

Mr. Dolan is the Chairman and Chief Executive Officer of the Cleveland Indians Major League Baseball (“MLB”) team since 2010. Mr. Dolan was President of the Cleveland Indians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of the MLB and is currently on the MLB’s Long Range Planning Committee, Ownership Committee and Diversity and Inclusion Committee. Mr. Dolan has been a director and member of the Executive Compensation Committee of the J.M. Smucker Company since 2006, and as of August 2017, serves as the Chair of the Executive Compensation Committee. Additionally, Mr. Dolan has served as a director of Dix & Eaton, a privately-owned communications and public relations firm, since 2014, is a director nominee of The Madison Square Garden Company and previously served as a director of Cablevision from 2015 until its sale in 2016. Mr. Dolan was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Paul J. Dolan is the nephew of Charles F. Dolan, a cousin by marriage of Brian G. Sweeney and Kristin A. Dolan, and the cousin of James L. Dolan, Thomas C. Dolan and Quentin F. Dolan.

Key Skills & Experience

In light of his extensive business and management experience in the sports and media industries, his experience as a member of Cablevision’s founding family, the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company and of Cablevision, and his service on the board of another public company, our Board has concluded that Paul J. Dolan should serve as a director of the Company.

QUENTIN F. DOLAN – Age 25

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Dolan is a graduate of New York University. Mr. Dolan has held internship positions at Grubman Shire & Meiselas, P.C. and Azoff MSG Entertainment, LLC. Quentin F. Dolan is the son of James L. Dolan, the step-son of Kristin A. Dolan, the grandson of Charles F. Dolan, the nephew of Thomas C. Dolan and Brian G. Sweeney, and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company as well as being a member of the third generation of Cablevision’s founding family, our Board has concluded that Quentin F. Dolan should serve as a director of the Company.

THOMAS C. DOLAN – Age 67

Class B Director since February 9, 2010

Committee Membership: None

Other Public Company Directorships: The Madison Square Garden Company, AMC Networks Inc.

Career Highlights

Mr. Dolan was the Executive Vice President, Strategy and Development, Office of the Chairman of Cablevision from 2008 until its sale in 2016. He was Chief Executive Officer of Rainbow Media Corp. from 2004 to 2005; Executive Vice President and Chief Information Officer of Cablevision from 2001 until 2005; Senior Vice President and Chief Information Officer of Cablevision from 1996 to 2001; Vice President and Chief Information Officer of Cablevision from 1994 to 1996; General Manager of Cablevision’s East End Long Island cable system from 1991 to 1994 and System Manager of Cablevision’s East End Long Island cable system from 1987 to 1991. Mr. Dolan has served as a director of AMC Networks since 2011 and MSG since 2015, and previously served as a director of Cablevision from 2007 until its sale in 2016. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, the brother-in-law of Brian G. Sweeney and Kristin A. Dolan, the uncle of Quentin F. Dolan, and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSG and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

JOSEPH J. LHOTA – Age 65

Class A Director since December 15, 2016

Committee Membership: Audit (Chair), Compensation

Other Public Company Directorships: The Madison Square Garden Company

Career Highlights

Mr. Lhota is the Senior Vice President, Vice Dean and Chief of Staff at NYU Langone Health since 2014. In 2013, Mr. Lhota was a candidate for Mayor of the City of New York. He previously served as Chairman and Chief Executive Officer of the New York Metropolitan Transportation Authority from 2011 to 2012 and Chairman from June 2017 to November 2018. Mr. Lhota was Executive Vice President of the Company from 2010 to 2011 and Executive Vice President of Cablevision from 2002 to 2010. Mr. Lhota was also the New York City Deputy Mayor for Operations from 1997 to 2001 and New York City Budget Director from 1995 to 1997. Mr. Lhota was an investment banker from 1980 to 1994. Prior to that, he was with Arthur Andersen & Co. Mr. Lhota has served as a director of MSG since 2017, and previously served as a director and the chairman of the audit committee of FirstAviation Services, Inc. from 2002 until it became a private company in 2015, and a director of Cablevision from 2014 until its sale in 2016.

Key Skills & Experience

In light of Mr. Lhota’s experience as a former executive of the Company, his experience as a senior executive and director of other public companies, his knowledge of the media and entertainment industry, his government service (including leading a major governmental organization) and his experience as an investment banker and accountant, our Board has concluded that Mr. Lhota should serve as a director of the Company.

JOEL M. LITVIN – Age 60

Class A Director since September 30, 2015

Committee Membership: Audit, Compensation

Other Public Company Directorships: None

Career Highlights

Mr. Litvin was the President, League Operations, of the NBA from 2006 until his retirement in 2015. As the NBA’s President, League Operations, he managed several core areas of the day-to-day operations of the NBA, including the league’s basketball operations, security, player development, social responsibility and legal functions. Mr. Litvin also managed, on behalf of the NBA Board of Governors, franchise matters such as revenue sharing, team sales and financings, relocations and the NBA’s ownership and debt policies. Mr. Litvin initially joined the NBA as a staff attorney in 1988 and also served as Senior Vice President and General Counsel from 1999 to 2000 and Executive Vice President, Legal and Business Affairs, from 2000 to 2006. Mr. Litvin began his professional career at the New York law firm of Willkie Farr & Gallagher, where he worked on several matters for Major League Baseball. As founder and president of Calumet Consulting, LLC, a sports consulting business, Mr. Litvin provides sports consulting services to various sports properties and individuals. Mr. Litvin has served as a member of the Board of Trustees of the Naismith Memorial Basketball Hall of Fame since 2008 and the Board of Directors of Hunger Free America since 2015. Additionally, he has served as a director of USA Climbing, the national governing body for the sport of competition climbing, since 2016, and is also a co-founder and Principal since 2016 of Animal Defense Partnership, a non-profit organization that provides pro bono legal and other professional services to animal protection organizations. Mr. Litvin also serves as an adjunct professor in Columbia University’s master’s degree program in Sports Management.

Key Skills & Experience

In light of Mr. Litvin’s more than 27 years of business experience at the NBA (including as the chief NBA league office liaison to the NBA Board of Governors), his extensive knowledge about the sports and sports media businesses, his management and legal experience, and his service on the board of a charitable institution, our Board has concluded that Joel M. Litvin should serve as a director of the Company.

HANK J. RATNER – Age 60

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Ratner has served as a director of the Garden of Dreams Foundation since 2006, and Co-Chairman of the board of Winview, Inc., a Silicon Valley-based sports gaming app that enhances TV sports viewing by allowing fans to compete in in-game contests through its free mobile app that is synchronized with live sporting events, since 2016. Mr. Ratner also has been a director of GF Sports since 2015 and GF Events since 2016, live sport and entertainment companies that, among other things, own professional tennis and equestrian events. Mr. Ratner was the President and CEO and a member of the board of Independent Sports and Entertainment (“ISE”), an integrated sports, media, entertainment and management company that represents athletes in the NBA, NFL and MLB, from May 2016 until May 2018. Previously, Mr. Ratner was the Vice Chairman of Cablevision from 2002 until its sale in 2016. Mr. Ratner previously served as Vice Chairman of the Company from 2014 until 2015, and President and Chief Executive Officer of the Company from 2009 to 2014. Mr. Ratner previously served in various roles at Rainbow Media (the name of AMC Networks while it was a subsidiary of Cablevision), including: Vice Chairman from 2002 to 2011; director from 1997 to 2003; Chief Operating Officer from 1999 to 2002; Chief Operating Officer and Secretary from 1998 to 1999; Executive Vice President and Secretary from 1997 to 1998; and Executive Vice President, Legal & Business Affairs and Secretary from 1993 to 1997.

Key Skills & Experience

In light of his experience in various positions with the Company and its predecessors, including as the Company’s Vice Chairman and President and Chief Executive Officer, and the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company and Vice Chairman of Cablevision, our Board has concluded that Hank J. Ratner should serve as a director of the Company.

BRIAN G. SWEENEY – Age 55

Class B Director since February 9, 2010

Committee Membership: None

Other Public Company Directorships: The Madison Square Garden Company, AMC Networks Inc.

Career Highlights

Mr. Sweeney served as the President of Cablevision from 2014 and President and Chief Financial Officer of Cablevision from 2015 until its sale in 2016. Previously, Mr. Sweeney served in various other roles at Cablevision, including: Senior Executive Vice President, Strategy and Chief of Staff from 2013 to 2014; Senior Vice President — Strategic Software Solutions from 2012 to 2013; and Senior Vice President — eMedia from 2000 to 2012. Mr. Sweeney has served as a director of AMC Networks since 2011 and MSG since 2015, and previously served as a director of Cablevision from 2005 until its sale in 2016. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan, Thomas C. Dolan and Kristin A. Dolan, the uncle of Quentin F. Dolan, and the cousin by marriage of Paul J. Dolan.

Key Skills & Experience

In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, AMC Networks, MSG and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

JOHN L. SYKES – Age 64

Class A Director since August 5, 2015

Committee Membership: Audit, Compensation (Chair)

Other Public Company Directorships: None

Career Highlights

Mr. Sykes is the President of Entertainment Enterprises for iHeartMedia, Inc. (formerly CC Media Holdings, Inc.), a global media and entertainment company, since 2012. In his role at iHeartMedia, Mr. Sykes is responsible for developing new business partnerships and platforms across a range of media, including broadcast television, digital video platforms and live events, as well as creating value for iHeartMedia’s advertisers and key partners. Mr. Sykes is the co-executive producer of iHeartRadio branded annual live events, including six annual iHeartRadio live events that are broadcast on network television. He also worked with iHeartMedia in a consulting role during 2011. Prior to joining iHeartMedia, Mr. Sykes was affiliated with the Pilot Group, a private equity and venture firm, from 2008 to 2011. He was a core member of the team at Viacom, Inc. that launched MTV Networks in 1981. During his more than 20-year tenure at Viacom, Mr. Sykes served as President of New Network Development for MTV from 2005 to 2008, Chairman and CEO of Infinity Broadcasting Corporation (now CBS Radio) from 2002 to 2005 and President of the VH1 Cable Television Network from 1994 to 2002. Mr. Sykes is the founder and a director (since 1997) of VH1 Save the Music and has also served on the boards of Shazam Mobile from 2011 to 2014, Critical Content since 2016, the Robin Hood Foundation since 1996, the Rock and Roll Hall of Fame since 1997, If Only since 2013, and Syracuse University’s Newhouse School of Communications since 1994.

Key Skills & Experience

In light of Mr. Sykes’s 36 years of business and management experience, his extensive experience in the media, television and entertainment industries and his service on the boards of other companies and charitable institutions, our Board has concluded that John L. Sykes should serve as a director of the Company.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, has appointed KPMG as our independent registered public accounting firm (the independent auditors) with respect to our operations for the fiscal year ending June 30, 2020. KPMG will audit our financial statements for the fiscal year ending June 30, 2020. Representatives of KPMG will be present at the annual meeting. Those representatives will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We are asking that you ratify the appointment of KPMG, although your ratification is not required. Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of our Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

The following table provides information about fees billed for services rendered by KPMG, our independent registered public accounting firm, for our fiscal years ended June 30, 2019 and June 30, 2018, respectively:

	Fiscal Year Ended June 30,
	2019	2018
Audit fees(1)	$845,825	$1,200,312
Audit-related fees(2)	$66,792	$5,242
Tax fees	—	—
All other fees	—	—

(1)

Audit fees billed to the Company in the fiscal years ended June 30, 2019 and 2018, consisted of fees for services rendered for the integrated audit of the Company’s consolidated financial statements and of its internal control over financial reporting and for review of the interim consolidated financial statements included in quarterly reports.

(2)

Audit-related fees billed to the Company in the fiscal years ended June 30, 2019 and 2018, consisted of fees for services rendered related to certain regulatory filings and other audit support services.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to its Chairman provided that any such services are subsequently ratified by the entire Audit Committee. In addition, the Chief Financial Officer may pre-approve the engagement of the independent registered public accounting firm for audit-related, tax and non-audit services not to exceed $50,000 per engagement provided that such engagement does not impair the external auditor’s independence and is ratified by the Audit Committee at the next Audit Committee meeting. All of the services for which fees were disclosed were pre-approved under the Audit Committee’s pre-approval policy.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and the Company’s internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s Internal Audit function is provided to the Company by the Internal Audit Department of MSG through an agreement with MSG. The Internal Audit function provides the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.

The Company’s independent registered public accounting firm, KPMG, is responsible for auditing the Company’s financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and KPMG the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with KPMG the matters required to be discussed pursuant to PCAOB Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with KPMG the firm’s independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or by its Chairman (and subject to ratification by the full committee).

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee discussed with the Company’s Internal Audit function and KPMG, the overall scope of and plans for their respective audits. For the fiscal year ended June 30, 2019, the Audit Committee met with the head of the Internal Audit Department of MSG (who oversees the provision of internal audit services to the Company under an agreement with MSG) and representatives of KPMG, in regular and executive sessions, to discuss the results of their examinations related to the Company, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2019 Form 10-K that was filed with the SEC.

Members of the Audit Committee

Joseph J. Lhota (Chair)

Joel M. Litvin

John L. Sykes

LETTER FROM THE COMPENSATION COMMITTEE

Dear Fellow Stockholder,

The Compensation Committee believes in the importance of motivating executives with a pay-for-performance compensation structure that aligns with our strategy. To that end, each year, the Compensation Committee evaluates the program and makes compensation decisions within the context of four over-arching principles that we believe establish pay and performance alignment and appropriately motivate our executive officers:

•	A significant portion of each executive officer’s compensation opportunity should be at risk based on Company and stock performance;

•	Long-term incentives should generally comprise a greater proportion of total compensation than short-term incentives;

•	Equity compensation should be a meaningful component of total compensation in order to establish a direct alignment of interests between executive officers and our stockholders; and

•	We should attract, retain, motivate and reward the best talent in a competitive industry.

During the 2019 fiscal year, management of the Company engaged with holders of over 75% of our Class A Common Stock to discuss our Board, governance and compensation practices, with the specific goal of seeking stockholder feedback. The Compensation Committee also seeks to include the input of our stockholders in the regular evaluation of our programs and welcomes continued stockholder feedback regarding our executive compensation practices.

Further detail on our compensation program and 2019 fiscal year compensation is included in the following Compensation Discussion & Analysis. We are committed to maintaining a compensation structure that aligns pay with performance and effectively motivates our executive officers to continue driving long-term value creation for our stockholders.

Members of the Compensation Committee

Joseph J. Lhota

Joel M. Litvin

John L. Sykes (Chair)

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion & Analysis provides a discussion of our compensation philosophy and 2019 fiscal year compensation for the following NEOs:

James L. Dolan	Executive Chairman
Andrea Greenberg	President and Chief Executive Officer
Bret Richter	Executive Vice President, Chief Financial Officer and Treasurer
Lawrence J. Burian	Executive Vice President and General Counsel
Dawn Darino-Gorski	Senior Vice President, Controller and Principal Accounting Officer

EXECUTIVE SUMMARY

Business Overview

The Company, an industry leader in sports production, and content development and distribution, owns and operates two award-winning regional sports and entertainment networks, MSG Network and MSG+. For 50 years, we have been a pioneer in regional sports programming, setting a standard of excellence, creativity and technological innovation. Today, our exclusive, award-winning programming continues to be a valuable differentiator for our viewers, advertisers and the cable, satellite, telephone and other platforms that distribute our networks. Our networks are widely distributed throughout all of New York State and significant portions of New Jersey and Connecticut, as well as parts of Pennsylvania. Our networks are also carried nationally by certain distributors on sports tiers or in similar packages.

2019 Fiscal Year Performance Results

During the 2019 fiscal year, we again generated solid financial results for our stockholders. This strong performance reflects the strength of our highly-valued exclusive live content, as well as our dedication to delivering a compelling lineup of original programming to our distributors, advertisers and viewers. Highlights for the fiscal year included:

•	Total Company revenue of $720.8 million, an increase of 3.5% as compared with the 2018 fiscal year.
•	Total operating income of $309.9 million, as compared with $313.2 million for the 2018 fiscal year.

•	AOI of $335.4 million, as compared with $336.5 million for the 2018 fiscal year.(1)

•	2019 fiscal year net cash provided by operating activities from continuing operations of $206.0 million and 2019 fiscal year free cash flow of $203.1 million.(1)

•	Reduction in net leverage ratio to 2.4x trailing 12-month AOI at 2019 fiscal year-end as compared to 2.9x 12-month trailing AOI at 2018 fiscal year-end, with term loan principal payments of $175.0 million during the fiscal year.(1)(2)

•	We successfully pursued incremental advertising opportunities, enhanced our programming line-up to broaden our appeal and renewed several affiliate agreements, including one with a major distributor.

(1)	AOI and free cash flow are non-GAAP financial measures. For a reconciliation of these non-GAAP measures with corresponding GAAP measures, please see Annex A.

(2)	Net leverage ratio represents net debt divided by annualized adjusted operating income, which differs from the covenant calculation contained in the Company’s credit facility.

Stockholder Engagement & Responsiveness

During each of the 2018 and 2019 fiscal years, we have engaged with holders of over 75% of our Class A Common Stock concerning our Board, governance and executive compensation practices, with the specific goal of seeking stockholder feedback.

In connection with our stockholder feedback and the Compensation Committee’s regular review of our programs, and in consultation with the compensation consultant, we continue to make enhancements that we believe further align our compensation practices and disclosures with our long-term strategy and the interests of our stockholders. Such enhancements include improvement of disclosures regarding the annual incentive program goal-setting process and the measurement of achievement against those goals, illustrating the alignment of the annual incentive payouts with the Company’s strategic objectives.

We value the views of our stockholders, and we look forward to continuing this dialogue to inform the Compensation Committee’s ongoing review of the program.

Executive Compensation Program Objectives and Philosophy

The Company competes for talent among a wide array of media and entertainment companies. Our executive officers have substantial and meaningful professional experience in the industry in which the Company operates.

The Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial and operational performance as well as long-term value creation. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of, the financial and strategic objectives of growing the Company’s businesses and generating long-term stockholder value. Our Compensation Committee has designed a program that reflects four key overarching executive compensation principles:

Principle	Implementation
A significant portion of compensation opportunities should be at risk.	• The majority of executive compensation is at risk and based on stockholder returns as well as the Company’s performance against predetermined financial performance targets.

Long-term performance incentives should generally outweigh short-term performance incentives.	• Incentive compensation focuses more heavily on long-term rather than short-term accomplishments and results.

Executive officers should be aligned with our stockholders through equity compensation.	• Equity-based compensation comprises a substantial portion of executive compensation, ensuring alignment with stockholder interests.

The compensation structure should enable the Company to attract, retain, motivate and reward the best talent.

•  The overall executive compensation program is competitive, equitable and thoughtfully structured so as to attract, retain, motivate and reward talent.

•  The Compensation Committee focuses on total direct compensation, as well as individual compensation elements when providing competitive compensation opportunities.

In designing our executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation, and (3) performance-based and time-based vesting of compensation.

Elements of Compensation

The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that generate long-term stockholder value and reward sustained achievement of the

Company’s key financial goals. The Company considers Company revenue and AOI to be the key measures of its operating performance. As such, our Compensation Committee has incorporated these performance measures into our annual incentive awards and long-term incentive performance stock units and performance-based stock options, along with other specific strategic and operating measures. The Company’s long-term incentive program also includes restricted stock units and time-vesting stock options whose value is tied to the performance of the market value of the Company’s Class A Common Stock.

The table below summarizes the current elements of our compensation program and how each element supports the Company’s compensation objectives:

Component		Performance Link		Description

Base Salary	Cash	• Fixed level of compensation determined primarily based on the role, job performance and experience • Intended to compensate NEOs for day-to-day services performed

Annual Incentive	Cash	Financial (80%)	Company Revenue (30%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-determined financial and strategic performance measures approved by the Compensation Committee
Company AOI (70%)
		Strategic (20%)	Strategic Objectives

Long-Term Incentive	All NEOs excluding Executive Chairman(1)
	Performance Stock Units (50%)	Company Revenue (30%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Company AOI (70%)
	Restricted Stock Units (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years
Executive Chairman only(1)
	Performance-Based Stock Options (50%)	Company Revenue (30%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Company AOI (70%)
	Time-Based Stock Options (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years

(1)

For the fiscal year ended June 30, 2019, our long-term incentive awards were comprised of performance stock units and restricted stock units for all NEOs excluding the Executive Chairman and, as contemplated by his employment agreement, performance-based stock options and time-based stock options for the Executive Chairman. The performance stock units and performance-based stock options are subject to the same performance conditions, and the restricted stock units and time-based stock options both vest ratably over a three-year period. See “— Elements of our Compensation Program — Long-term Incentives.”

2019 Fiscal Year Annual Compensation Opportunities Mix

As described above, the Company’s compensation program is designed with significant long-term performance-based and at-risk components. For the

2019 fiscal year, a majority of NEO compensation was at risk, with a majority of at-risk compensation granted in the form of long-term equity-based awards.

Executive Chairman Pay Mix(1)(2)	President and Chief Executive Officer Pay Mix(1)
Average NEO Pay Mix(1) (excluding President and Chief Executive Officer and Executive Chairman)

(1)

Reflects the allocation of base salary, annual target bonus opportunity, and long-term incentive award target value as set forth in each NEO’s employment agreement, with Mr. Dolan’s long-term incentives granted in performance-based and time-based stock options and all other NEOs’ long-term incentives granted in performance stock units and restricted stock units.

(2)	Total does not equal 100% due to rounding.

Sound Compensation Governance Practices

The Company’s executive compensation program is overseen by the wholly independent Compensation Committee, with the support of an independent compensation consultant. We maintain a compensation program with strong governance features, including:

Compensation Practices
✓	Substantial proportion of compensation at risk (79% for President and Chief Executive Officer; 87% for Executive Chairman)
✓	Short- and long-term incentives earned based on the achievement of objective, pre-determined performance goals
✓	Stockholder feedback considered in Compensation Committee review of compensation program
✓	Anti-hedging/pledging
✓	No excise tax gross-up provisions
✓	Review of tally sheets for each NEO by Compensation Committee at least annually
✓	Fully independent Compensation Committee oversight of compensation decisions
✓	Compensation Committee utilizes support of an independent compensation consultant

COMPENSATION PROGRAM PRACTICES AND POLICIES

The following discussion describes the practices and policies implemented by the Compensation Committee during the fiscal year ended June 30, 2019. For the 2019 fiscal year, compensation for the NEOs was subject to employment agreements approved by the Company’s Compensation Committee. Information concerning the Company’s current employment agreements with each NEO is set forth below under “Executive Compensation Tables — Employment Agreements.”

In the Company’s most recent advisory “say-on-pay” proposal, which was held in 2017, a substantial majority of stockholders (including a majority of holders of our Class A Common Stock) voted to approve on an advisory basis the Company’s executive compensation. The Compensation Committee considered the results of this vote, as well as the Company’s ongoing discussions with stockholders, in its assessment and development of the compensation program.

Role of the Compensation Committee

Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation levels based on this evaluation;

(3) oversees the activities of the committee or committees administering our retirement and benefit plans; and (4) administers our stockholder-approved compensation plans. For more information about the Compensation Committee, please see “Board and Governance Practices — Committees — Compensation Committee.”

Role of the Independent Compensation Consultant

The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of ClearBridge Compensation Group LLC (the “compensation consultant”), an independent compensation consultant, to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

The compensation consultant reports directly to the Compensation Committee and, at the request of the Compensation Committee, the compensation consultant meets with members of management from time to time for the purpose of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

The services provided by the compensation consultant to the Compensation Committee during the fiscal year ended June 30, 2019 included:

•	Attended all Compensation Committee meetings;

•	Provided information, research and analysis pertaining to our executive compensation program for the 2019 fiscal year;

•	Regularly updated the Compensation Committee on market trends, changing practices and legislation pertaining to compensation;
•	Assisted the Compensation Committee in making pay determinations for the NEOs;

•	Assisted the Compensation Committee in making compensation decisions in connection with the entry into new employment agreements in September 2018 with the: (i) President and Chief Executive Officer; (ii) Executive Vice President, Chief Financial Officer and Treasurer; (iii) Executive Vice President and General Counsel; and (iv) Senior Vice President, Controller and Principal Accounting Officer;

•	Advised on the design of the executive compensation program and the reasonableness of individual compensation targets and awards;

•	Conducted a compensation risk assessment;

•	Provided advice and recommendations that incorporated both market data and Company-specific factors; and

•	Assisted the Compensation Committee in connection with its review of non-management director compensation.

During the 2019 fiscal year, the compensation consultant provided no services to the Company other than those provided to the Compensation Committee.

The Compensation Committee charter requires the Compensation Committee to consider the NYSE independence factors before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. For the fiscal year ended June 30, 2019, the Compensation Committee concluded that the compensation consultant satisfies the independence requirements of the NYSE rules. In addition, the Compensation Committee believes that the compensation consultant’s work did not raise any conflicts of interest during the fiscal year ended June 30, 2019. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and the President and Chief Executive Officer and, following discussions with the compensation consultant, establishes each of their compensation. Senior management of the Company assists the Compensation Committee and the compensation consultant as described in this Compensation Discussion & Analysis, and provides to the Compensation Committee, either directly or through the compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and the President and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and recommendations and discussions with the compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.

Performance Objectives

As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.

Generally, the Compensation Committee has historically based the performance objectives for the Company’s incentive compensation on Company revenues and AOI. The Company considers these performance objectives to be key measures of the Company’s operating performance.

The Company defines AOI, which is a non-U.S. GAAP financial measure, as operating income before (i) depreciation, amortization and impairments of property and equipment and intangible assets, (ii) share-based compensation expense or benefit, (iii) restructuring charges or credits and (iv) gains or losses on sales or dispositions of businesses. Because it is based upon operating income, AOI also excludes interest expense (including cash interest expense) and other non-operating income and expense items. At the time of grant of an award, the performance measures used may contemplate certain potential future adjustments and exclusions.

Tally Sheets

The Compensation Committee has reviewed tally sheets prepared by the compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the NEOs for the fiscal year ended June 30, 2019, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the NEOs upon various termination scenarios.

Determining Compensation Levels; Benchmarking

As part of the Compensation Committee’s review of the total compensation for the fiscal year ended June 30, 2019, the compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee, in consultation with the compensation consultant considered broad market data (industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.

For the fiscal year ended June 30, 2019, the Compensation Committee, in consultation with the compensation consultant, determined not to utilize a peer group or target positioning in determining compensation given the limited number of comparable publicly-traded companies.

In addition to the market data listed above, the Compensation Committee considered internal information (historical compensation, job responsibility, experience, parity among executive officers, contractual commitments and attraction and retention of talent) to determine compensation.

ELEMENTS OF OUR COMPENSATION PROGRAM

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s goal of attracting, retaining, motivating and rewarding highly-qualified executive officers. The compensation program included the following key elements for the fiscal year ended June 30, 2019: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive officer benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The Compensation Committee reviews historical compensation, other information provided by the compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and between short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

The compensation program and philosophies discussed in this proxy statement reflect only compensation that is paid by the Company for services rendered to the Company. Mr. Dolan is also employed by MSG as its Executive Chairman and Chief Executive Officer and Mr. Burian is also employed by MSG as its

Executive Vice President and General Counsel. Messrs. Dolan and Burian receive separate compensation from MSG with respect to such employment. For more information regarding the respective compensation of Messrs. Dolan and Burian by MSG, see MSG’s Definitive Proxy Statement, filed with the SEC on October 25, 2019.

Base Salaries

Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate them for the day-to-day services that they perform for the Company. Base salaries for these executive officers have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executive officers. The employment agreement between the Company and each NEO contains a minimum base salary level. For information regarding these base salary levels, please see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.

The base salaries paid by the Company to each of Mr. Dolan, Ms. Greenberg, Messrs. Richter and Burian, and Ms. Darino-Gorski in the fiscal year ended June 30, 2019 were as follows: $1,000,000, $1,169,231, $742,308, $352,154, and $395,504, respectively. See footnote 1 to “Executive Compensation Tables — Summary Compensation Table” for additional information regarding the base salaries paid during the Company’s fiscal year. The base salaries for Mr. Dolan, Ms. Greenberg, Messrs. Richter and Burian, and Ms. Darino-Gorski for the 2020 fiscal year remain unchanged at $1,000,000, $1,200,000, $750,000, $360,000, and $400,000, respectively. The Compensation Committee determined salaries for the NEOs after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.

Annual Cash Incentives

Overview

Annual cash incentives historically were determined by performance against goals: under the Management Performance Incentive Plan (“MPIP”) for the purpose of determining the final annual incentive payouts, and under the Cash Incentive Plan (“CIP”) for the purpose of achieving tax deductibility pursuant to the performance compensation exception under Section 162(m) as in effect prior to the Tax Cuts and Jobs Act. The annual cash incentives earned for performance in the 2019 fiscal year were structured consistent with our historical practice. See “ — Tax Deductibility of Compensation” for a discussion of the impact of the Tax Cuts and Jobs Act on the Company’s compensation program.

•	Management Performance Incentive Plan: Annual incentive plan under which eligible members of management were provided an opportunity to earn an annual cash award. The size of the bonus pool was based on performance measures tied to revenues and AOI targets for the 2019 fiscal year as well as certain pre-determined strategic objectives.

•	Cash Incentive Plan: The 2019 fiscal year annual cash incentives granted to NEOs were subject to an additional performance threshold. Specifically, awards were subject to the achievement of an AOI threshold for the Company. If the Company’s AOI performance exceeded the threshold goal, the potential bonus pool was funded. The

Compensation Committee then, consistent with past practice, exercised negative discretion to determine the final annual incentive payouts, generally adjusting payouts down to align with the MPIP bonus pool funding level. If threshold performance had not been achieved, the payout would have been zero.

This annual incentive was designed to link executive compensation directly to the Company’s performance by providing incentives and rewards based upon business performance during the applicable fiscal year.

Target Award Opportunities

Each employee eligible for an annual incentive award was assigned a target award equal to a percentage of that employee’s base salary earned during the applicable fiscal year. Target annual incentive opportunities were based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each employment agreement between the Company and each of the NEOs contains a minimum target annual incentive award level. See “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee, in its sole discretion and subject to the terms of employment agreements, may revise target annual incentive award levels for the NEOs.

Annual Incentive Payouts

The below table summarizes each NEO’s target annual incentive opportunity and actual 2019 fiscal year annual incentive payouts, as determined by the Compensation Committee. Consistent with prior years’ practice, payouts earned under the CIP were reduced so that the actual 2019 fiscal year annual incentive payouts were in line with calculated payouts under the MPIP. The annual incentive payouts are described in more detail below.

Name	2019 Fiscal Year Base Salary	Target Incentive (% of Base Salary)	Maximum Incentive (% of Base Salary)(1)	2019 Fiscal Year MPIP as a % of Target	Actual 2019 Fiscal Year Annual Incentive Award

James L. Dolan	$1,000,000	200%	400%	124.3%	$2,486,000

Andrea Greenberg	$1,169,231	100%	200%	124.3%	$1,453,354

Bret Richter	$742,308	100%	200%	124.3%	$922,688

Lawrence J. Burian	$352,154	150%	300%	124.3%	$656,591

Dawn Darino-Gorski	$395,504	40%	80%	124.3%	$196,645

(1)

Upon achievement of the performance threshold established under the CIP, each participant was eligible to receive payment of an incentive bonus equal to the lesser of $10 million and two times the NEO’s target annual incentive award. This maximum incentive bonus amount was then reduced at the discretion of the Compensation Committee, as reflected in the “Actual 2019 Fiscal Year Annual Incentive Award” column and described in more detail below.

MPIP

Overview

MPIP awards to all eligible employees were conditioned upon the satisfaction of predetermined financial and strategic objectives,

weighted at 80% and 20%, respectively. Final MPIP results were calculated based on performance achievement against these predetermined goals.

Performance Targets & Achievement Levels

Financial Component (80%): For the fiscal year ended June 30, 2019, the MPIP financial performance objectives included rigorous Company revenue and AOI targets, with potential payouts under this component ranging from 0-200% of target. The level of payout was determined based on the extent to which the Company’s annual financial performance exceeded or missed the predetermined targets, which resulted in the payout outlined below:

Financial Metrics (Weighting)	2019 Fiscal Year Payout Result
Company Revenue (30%)	113.1% of target
Company AOI (70%)	123.8% of target

Based on the performance against these pre-determined financial performance objectives, the payout result of the financial component of the MPIP was 120.6%.

Strategic Component (20%): For the fiscal year ended June 30, 2019, the MPIP also included a performance component that measured achievement against specific goals set at the beginning of the year.

Goal Setting Process: Each year specific measurable goals are established that align with the Company’s broad strategic initiatives. These goals are subdivided into strategies, which are further cascaded down into discrete tactics that are measurable against year-end achievement. As part of this process, each goal is assigned a weight, and at the end of the fiscal year the level of achievement of each goal is evaluated on a four-point scale. These goals, strategies, tactics, and measurable metrics, and management’s performance against each, are reviewed and approved by the Compensation Committee.

2019 Fiscal Year Strategic Goals: For the 2019 fiscal year, goals relating to revenues, audience, and preparing for the future were established, and each was supported by discrete strategies, tactics and metrics.

2019 Fiscal Year Achievements: The evaluation and measurement of the 2019 fiscal year achievement of goals took into consideration the execution of the specific strategies, tactics, and measurable metrics which supported each goal.

The strategic component for NEO payouts was calculated based on the extent to which the goals were achieved or missed in the fiscal year.

Based on the Company’s performance against the predetermined goals, the payout result of the strategic component of the MPIP was achieved at 139.3% of target.

MPIP Payout: As a result of the level of achievement of the financial and strategic objectives, as discussed above, the MPIP paid out at 124.3% of the target level.

CIP

Overview

NEOs received annual incentive awards under the CIP to preserve tax deductibility where possible,

which awards were reduced to the level earned under the MPIP as discussed above. See “ — Tax Deductibility of Compensation” for a discussion of the impact of the Tax Cuts and Jobs Act on the Company’s compensation program.

Performance Targets & Achievements

For the 2019 fiscal year, the Compensation Committee used Company AOI as the financial measure for CIP funding, with no awards payable under the plan if an AOI threshold for the Company of $252.3 million was not achieved. For the fiscal year ended June 30, 2019, our Company AOI was $335.4 million, and the CIP bonus pool was funded. The Compensation Committee used negative discretion to bring CIP payout levels down to the same level as payouts calculated under the MPIP (i.e., 124.3% of the target level).

Long-term Incentives

Long-term incentives represent a substantial portion of our executive officers’ annual total direct compensation. For the fiscal year ended June 30, 2019, our long-term incentive programs were comprised of performance stock units and restricted stock units (for all NEOs excluding the Executive Chairman), and performance-based stock options and time-based stock options (for the Executive Chairman).

The Compensation Committee believes this equity mix:

•	Establishes strong alignment between executive officers and the interests of the Company’s stockholders;

•	Provides meaningful incentive to drive actions that will improve the Company’s long-term stockholder value; and

•	Supports the Company’s objectives of attracting and retaining the best executive officer talent.

The following table summarizes our 2019 fiscal year long-term incentive awards to our NEOs:

Element	Weighting		Summary

All NEOs excluding the Executive Chairman
Performance Stock Units	50%	✓	Performance is measured by total Company revenue and AOI, which are weighted 30% and 70%, respectively, and are considered key value drivers of our business
		✓	Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals
		✓	Cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Restricted Stock Units	50%	✓	Share-based award establishes direct alignment with our stock price performance and stockholder interests
		✓	Vest ratably over three years

Executive Chairman only

Performance-Based Stock Options	50%	✓	Performance is measured by total Company revenue and AOI, which are weighted 30% and 70%, respectively, and are considered key value drivers of our business
		✓	Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals
		✓	Cliff-vest to the extent that financial targets measured over a three-year performance period are achieved

Time-Based Stock Options	50%	✓	Share-based award establishes direct alignment with our stock price performance and stockholder interests
		✓	Vest ratably over three years

For the 2019 fiscal year, Mr. Dolan did not receive restricted stock units and performance stock units, and instead received time-based stock options and performance-based stock options as contemplated by his employment agreement. Half of the stock options are subject to performance-based vesting conditions, with the same performance conditions that are used for performance stock units; half of the stock options are subject to time-based vesting on the first three anniversaries of the date of grant. The exercise price of the options granted to Mr. Dolan is the closing market price of Class A Common Stock on the NYSE on the date of grant. The

Compensation Committee views stock options as inherently performance based because our stock price needs to increase for Mr. Dolan to recognize value, and therefore the Compensation Committee believes that Mr. Dolan’s long-term incentive award structure furthers our goal of establishing strong alignment with our stockholders.

Additional information regarding long-term incentive awards granted to NEOs during the 2019 fiscal year is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below.

Performance Stock Units

Performance stock units are intended to align our executive officers’ interests with those of our stockholders, with a focus on long-term financial results. Under our executive compensation program for the fiscal year ended June 30, 2019, performance stock units were granted to executive officers and certain other members of management (other than Mr. Dolan) pursuant to the 2010 Employee Stock Plan, as amended (the “Employee Stock Plan”).

2019 Fiscal Year Grants

During the fiscal year ended June 30, 2019, the Compensation Committee approved the following awards of performance stock units to the NEOs (with the exception of Mr. Dolan, who was awarded performance-based stock options, as described below) for the 2019-2021 fiscal year performance period:

Name	Performance Stock Units (at target)	Grant Date Fair Value(1)
Andrea Greenberg	71,640	$1,794,582
Bret Richter	25,285	$633,389
Lawrence J. Burian	12,643	$316,707
Dawn Darino-Gorski	8,639	$216,407

(1)

The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of performance stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of grant.

Performance stock units are structured to be settled upon the later of September 15th following the three-year performance period, and the date of certification of achievement against pre-determined performance goals over a three-year performance period.

Target Setting

For the 2019 fiscal year performance stock units granted for the 2019-2021 fiscal year performance period, the Compensation Committee selected total Company revenue and AOI as the two financial metrics. Goals were set at the beginning of the fiscal year based on the Company’s five-year strategic plan, which is subject to review by the Board in connection with its approval of the annual budget. The Company’s five-year strategic plan is confidential, and disclosure of those targets could provide information that could lead to competitive harm, and for this reason the three-year performance stock unit financial performance targets are not disclosed; however, the Compensation Committee seeks to make target goals ambitious, while threshold goals are expected to be achievable. The Company intends to disclose the Company revenue and AOI payout results as a percentage of target as well as the resulting payout for the 2019-2021 fiscal year performance stock units as a percentage of target after the end of the performance period.

Financial Measures (Weighting)	Threshold Performance	Maximum Performance

Company Revenue (30%)	85% of target goal	115% of target goal

Company AOI (70%)	75% of target goal	125% of target goal

The performance stock unit payout opportunity ranges from 0 to 110% of target, based on performance and subject to continued employment and employment agreement terms (as applicable). At the threshold performance level, 90% of the target performance stock units would pay out, and at or above the maximum performance level, 110% of the target performance stock units would pay out. If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves or exceeds one target but not both, the award provides for partial payments. No performance stock units pay out if the Company fails to achieve both threshold levels of performance.

Restricted Stock Units

Restricted stock units serve to align executive officers’ interests with those of our stockholders and promote the retention of employees, including the NEOs.

The Compensation Committee approved the following awards of restricted stock units to the NEOs (with the exception of Mr. Dolan) for the fiscal year ended June 30, 2019 pursuant to the Company’s Employee Stock Plan:

Name	Time Based Awards	Grant Value(1)
Andrea Greenberg	71,640	$1,794,582
Bret Richter	25,285	$633,389
Lawrence J. Burian	12,643	$316,707
Dawn Darino-Gorski	8,639	$216,407

(1)

The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of restricted stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of grant.

Restricted stock units vest ratably over three years on September 15th each year following the year of grant, subject to continued employment and employment agreement terms (as applicable). Historically, the restricted stock units granted to the NEOs included a performance threshold designed to achieve tax deductibility pursuant to the performance compensation exception under Section 162(m) where possible. The restricted stock units granted to the NEOs in the 2019 fiscal year were structured consistent with our historical practice. See “ — Tax Deductibility of Compensation” for a discussion of the impact of the Tax Cuts and Jobs Act on the Company’s compensation program.

For the 2019 fiscal year restricted stock units, the Section 162(m) performance objective required the AOI of the Company in any of the fiscal years ending on June 30, 2019, June 30, 2020 or June 30, 2021 to exceed 75% of the 2018 fiscal year AOI of the Company.

On August 29, 2019, the Compensation Committee certified the achievement of the performance objectives for the awards held by NEOs, based on AOI of the Company for the 2019 fiscal year ($335.4 million) exceeding 75% of the AOI of the Company for the 2018 fiscal year ($252.3 million).

Stock Options

Stock options establish a close alignment with stock price performance and with our stockholders’ interests. For the fiscal year ended June 30, 2019, Mr. Dolan’s long-term incentive awards comprised:

•	50% performance-based stock options

•	50% time-based stock options

The performance-based stock options are structured to vest at the end of the three-year performance period, to the extent the applicable pre-determined financial performance goals are met. The performance conditions for the performance-based stock options are identical to those for the performance stock units. The time-based stock options vest ratably on each of the first three anniversaries of the date of grant. The time-based stock options historically did not have a performance threshold designed to achieve tax deductibility under Section 162(m) because stock options were not required to have performance objectives in order to achieve tax deductibility pursuant to the performance compensation exception under Section 162(m) as in effect prior to the Tax Cuts and Jobs Act. The time-based stock options granted to Mr. Dolan in the 2019 fiscal year were structured consistent with our historical practice.

In August 2018, the Compensation Committee approved the following stock option awards to Mr. Dolan for the fiscal year ended June 30, 2019 pursuant to the Company’s Employee Stock Plan:

Performance-Based Stock Options	Grant Value(1)	Time-Based Stock Options	Grant Value(1)
315,790	$2,400,004	315,790	$2,400,004

(1)

The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company uses a grant value based on the closing market price of Class A Common Stock on the NYSE and a Black-Scholes Fair Value on the date of grant to determine the number of performance-based stock options (at target) and time-based stock options granted to Mr. Dolan.

2017 Fiscal Year Performance Stock Unit Awards

The performance stock units granted in September 2016 (the “2017 fiscal year performance stock units”) were subject to revenue and AOI performance objectives, weighted at 30% and 70%, respectively, measured over a July 1, 2016 through June 30, 2019 performance period. The level of achievement for each performance objective was adjusted in accordance with the terms of the awards. In August 2019, the Compensation Committee certified the Company’s revenue and AOI performance results as a percentage of target performance at 100.0% and 102.0%, respectively, with a resulting payout for the 2017 fiscal year performance stock units of 100.3% of target. The 2017 fiscal year performance stock units were settled in August 2019.

Hedging and Pledging Policies

The Company’s Insider Trading Policy prohibits all directors, consultants and employees (including NEOs), and all members of their immediate families and any individual who is materially dependent upon them for financial support who reside in the same household, from directly or indirectly (i) engaging in short sales, short sales against the box or other “hedging” transactions and (ii) placing securities in margin accounts or otherwise pledging Company securities.

Holding Requirements

Under our executive compensation program for the fiscal year ended June 30, 2019, annual restricted stock unit and time-based stock option awards to NEOs vest ratably over three years and annual performance stock unit and performance-based stock option awards to NEOs cliff-vest after a three-year performance period, in each case, so long as the recipient is continuously employed by the Company until the applicable vesting date (and subject to the performance conditions described above and any applicable terms of the award agreements and their employment agreement). With respect to our non-management directors, and as discussed above under “— Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Class A Common Stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the cliff and three-year ratable vesting (with respect to our NEOs and eligible employees) and the holding requirements (with respect to our non-management directors) is to require each of our non-management directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

BENEFITS

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, Messrs. Dolan and Burian do not participate in certain Company benefit plans, including the Company’s medical, dental and vision plans, as they receive such benefits from MSG.

Defined Benefit Plans

Prior to the MSG Distribution, the Company sponsored the MSG Holdings, L.P. Cash Balance Pension Plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan, for participating employees, including certain executive officers. At the time of the MSG Distribution, the Cash Balance Pension Plan was transferred to MSG, but eligible employees of the Company received a full year of credit under the Cash Balance Pension Plan for the 2015 calendar year. Effective March 1, 2011, the Company merged the Madison Square Garden, L.P. Retirement Plan (the “Postretirement Plan”), a frozen defined benefit pension plan, into the Cash Balance Pension Plan. Under the MSGN Holdings, L.P. Excess Cash Balance Plan (the “Excess Plan”), a nonqualified deferred compensation plan, the Company provided additional benefits to employees, including certain of the executive officers, who were restricted by the applicable Internal Revenue Service (“IRS”) annual compensation limitation. Each of the Cash Balance Pension Plan and Excess Plan were frozen to new participants and future benefit accruals effective as of December 31, 2015.

More information regarding the Cash Balance Pension Plan, the Excess Plan, and the Postretirement Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.

Defined Contribution Plans

Prior to the MSG Distribution, the Company sponsored the MSG Holdings, L.P. 401(k) Savings Plan (the “MSG Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. As of the MSG Distribution, the MSG Savings Plan was transferred to MSG, renamed The Madison Square Garden 401(k) Savings Plan, and amended to be a multiple employer plan to which the Company contributes as a participating employer. Under the MSG Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a pre-tax basis as well as a percentage of their eligible pay on an after-tax basis. The MSG Savings Plan provides (a) an immediately vested matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company. In March 2019, the Company provided a discretionary non-elective contribution with regards to the 2018 calendar year equal to 2% of eligible pay.

In addition, the Company offers the MSGN Holdings, L.P. Excess Savings Plan (the “Excess Savings Plan”), a nonqualified deferred compensation plan, to employees, including executive officers, whose contributions to the MSG Savings Plan are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.

Matching contributions made by the Company in the fiscal year ended June 30, 2019 in respect of the NEOs under the MSG Savings Plan and the Excess Savings Plan are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

PERQUISITES

The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Car and Driver

Mr. Dolan has regular access to a car and driver, which he is permitted to use for personal use in addition to business purposes. Mr. Dolan’s car and driver are provided by MSG and half of such costs are reimbursed by the Company. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees were imputed compensation for tax purposes.

Aircraft Arrangements

The Company has access to certain aircraft through time sharing arrangements with a subsidiary of MSG. Additionally, Mr. Dolan has access to helicopter travel pursuant to arrangements made by MSG, which has primarily been for commutation. The Company and MSG have agreed to share the costs of certain personal aircraft and helicopter use by Mr. Dolan equally. See “Transactions with Related Parties — Aircraft Arrangements.”

Executive Security

Mr. Dolan participates in MSG’s executive security program. The Company and MSG agreed to share the costs of such participation in their security program equally. See “Transactions with Related Parties — Relationship Between Us, MSG and AMC Networks.” Because certain of these costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported as perquisites.

Other

From time to time certain employees, including the NEOs (and their guests), have access to tickets to events at MSG’s venues at no cost, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites.

POST-TERMINATION COMPENSATION

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executive officers.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability or termination following a change in control of the Company or following a going private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive

Compensation Tables — Employment Agreements” and “ — Termination and Severance” below.

TAX DEDUCTIBILITY OF COMPENSATION

For fiscal years beginning prior to December 31, 2017, Section 162(m) established a $1 million limit on the amount that a publicly held corporation may deduct for compensation paid to the chief executive officer and the next three most highly paid NEOs (other than the chief financial officer) in a taxable year. This limitation did not apply to any compensation that is “qualified performance-based compensation” under Section 162(m), which is defined as compensation paid in connection with certain stock options or that is paid only if the individual’s performance meets pre-established objective goals based on performance criteria established under a plan approved by our stockholders. Our short-term and long-term incentive compensation plans historically were generally designed in a manner intended to qualify for this exception from the deduction limitations of Section 162(m) and to be consistent with providing appropriate compensation to executive officers. The Company’s stockholders approved an amended CIP at the Company’s annual stockholders’ meeting on December 11, 2015, and an amended Employee Stock Plan on December 15, 2016.

The Compensation Committee has delegated the approval of certain Section 162(m)-related compensation decisions relating to granting, and determining the level of performance under,

performance-based compensation to a subcommittee comprised of Messrs. Litvin and Sykes.

Pursuant to the enactment of the Tax Cuts and Jobs Act on December 22, 2017, Section 162(m) was modified to remove the “qualified performance-based compensation” exception, unless such compensation qualifies for transition relief afforded to certain binding arrangements in effect on November 2, 2017 that have not been modified in any material respect on or after such date. Accordingly, restricted stock units, performance stock units and stock options granted prior to November 2, 2017 are subject to transition relief and remain tax deductible.

Due to transition relief uncertainty with regard to the interpretation and implementation of the changes to Section 162(m) in the Tax Cuts and Jobs Act, performance objectives were established for the CIP and restricted stock units granted to our eligible NEOs as part of the 2019 fiscal year compensation program in a manner intended to comply with the performance-based exception to the deduction limitations of Section 162(m). However, as a result of IRS guidance issued after such programs were established, we do not expect that such awards will be deductible to the extent the NEO’s total compensation exceeds the annual $1 million limit.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in this proxy statement for filing with the SEC.

Members of the Compensation Committee

Joseph J. Lhota

Joel M. Litvin

John L. Sykes (Chair)

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s NEOs. See “Compensation

Discussion & Analysis” for an explanation of our compensation philosophy and program.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended June 30, 2019, 2018, and 2017, respectively. Our Executive Chairman and our Executive Vice President and General Counsel are shared employees of the Company and MSG, therefore the information set forth below only reflects the compensation for those shared NEOs paid by the Company for services rendered to the Company, including amounts paid by the Company to MSG in respect of pre-MSG Distribution compensation paid by MSG (for more information regarding the compensation of Messrs. Dolan and Burian by MSG, see MSG’s Definitive Proxy Statement, filed with the SEC on October 25, 2019).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
James L. Dolan	2019	1,000,000	—	—	4,800,008	2,486,000	—	695,799	8,981,807
Executive Chairman	2018	1,000,000	—	—	4,799,992	2,530,000	—	594,829	8,924,821
	2017	1,003,212	—	—	4,799,999	2,751,371	—	280,682	8,835,264
Andrea Greenberg President and Chief Executive Officer	2019	1,169,231	—	3,589,164	—	1,453,354	22,027	68,748	6,302,524
	2018	974,615	—	3,135,024	—	1,232,889	18,952	57,634	5,419,114
	2017	833,462	—	1,801,303	—	1,243,908	18,924	52,488	3,950,085
Bret Richter	2019	742,308	—	1,266,779	—	922,688	—	45,240	2,977,015
Executive Vice President, Chief Financial Officer and Treasurer	2018	692,050	—	888,624	—	875,443	—	42,101	2,498,218
	2017	649,874	—	750,513	—	601,946	—	40,532	2,042,865
Lawrence J. Burian Executive Vice President and General Counsel	2019	352,154	—	633,414	—	656,591	—	20,541	1,662,700
	2018	309,000	—	470,448	—	586,328	—	18,540	1,384,316
	2017	307,512	—	450,593	—	743,065	—	18,394	1,519,564
Dawn Darino-Gorski	2019	395,504	—	432,814	—	196,645	50,034	22,858	1,097,855
Senior Vice President, Controller and Principal Accounting Officer	2018	369,036	—	428,544	—	186,732	2,833	22,580	1,009,725
	2017	358,763	—	330,197	—	240,075	2,828	18,404	950,267

(1)

For 2019, salaries paid by the Company to the NEOs accounted for approximately the following percentages of their total Company compensation: Mr. Dolan – 11%; Ms. Greenberg – 19%; Mr. Richter – 25%; Mr. Burian – 21%; and Ms. Darino-Gorski – 36%.

(2)

This column reflects the aggregate grant date fair value of Company restricted stock units and performance stock units granted to the NEOs, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. The assumptions used by the Company in calculating these amounts are set forth in Note 13 to our financial statements included in our 2019 Form 10-K. The grant date fair value of the performance stock units is shown at target performance. For the 2019 figures, this column reflects the value of restricted stock units and performance stock units granted in August 2018. At the highest level of performance, the value of such 2019 performance stock units on the grant date would be: $1,974,040 for Ms. Greenberg; $696,728 for Mr. Richter; $348,378 for Mr. Burian; and $238,048 for Ms. Darino-Gorski. For the 2018 figures, this column reflects the value of restricted stock units and performance stock units granted in September 2017. At the highest level of performance, the value of such 2018 performance stock units on the grant date would be: $1,724,263 for Ms. Greenberg; $488,743 for Mr. Richter; $258,746 for Mr. Burian; and $235,699 for Ms. Darino-Gorski. For the 2017 figures, this column reflects the value of restricted stock units and performance stock units granted in September 2016. At the highest level of performance, the value of such 2017 performance stock units on the grant date would be: $990,717 for Ms. Greenberg; $412,783 for Mr. Richter; $247,827 for Mr. Burian; and $181,609 for Ms. Darino-Gorski.

(3)

This column reflects the aggregate grant date fair value of the performance-based (based on target performance) and time-based stock option awards granted to Mr. Dolan, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. The assumptions used by the Company in calculating these amounts are set forth in Note 13 to our financial statements included in our 2019 Form 10-K. For the 2019 figures, this column reflects the value of performance-based (based on target performance) and time-based stock option awards granted in August 2018. At the highest level of performance, the value of such 2019 performance-based stock option awards on the grant date would be: $2,640,004. For the 2018 figures, this column reflects the value of performance-based (based on target performance) and time-based stock option awards granted in September 2017. At the highest level of performance, the value of such 2018 performance-based stock option awards on the grant date would be: $2,639,995. For the 2017 figures, this column reflects the value of performance-based (based on target performance) and time-based stock option awards granted in September 2016. At the highest level of performance, the value of such 2017 performance-based stock option awards on the grant date would be: $2,639,999.

(4)

For the 2019 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2019 and paid in September 2019. For the 2018 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2018 and paid in September 2018. For the 2017 figures, this column reflects the sum of the annual incentive award earned by each individual with respect to performance during the fiscal year ended June 30, 2017 and paid in September 2017, and the amount paid by the Company in respect of the long-term cash performance awards granted by the Company in September 2014 and paid at their target value (as a result of the Compensation Committee’s decision to exercise negative discretion with respect to such awards in connection with the MSG Distribution). The long-term cash performance awards were paid in September 2017 in the following amounts: Mr. Dolan: $273,438, Ms. Greenberg: $214,583, Mr. Burian: $173,400, and Ms. Darino-Gorski: $85,000. With respect to the long-term cash performance awards, the obligation to pay Messrs. Dolan’s and Burian’s awards was assigned to MSG upon the MSG Distribution, and such amounts in this column represent only the Company’s portion of the liability of such awards which was paid to MSG (33% of the amounts accrued prior to the MSG Distribution plus 30% of amounts accrued after the MSG Distribution).

(5)

For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated Cash Balance Pension Plan account and accumulated Excess Plan account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.

(6)	The table below shows the components of this column:

Name	Year	401(k) Plan Company Contribution(a)	401(k) Plan Discretionary Contribution(a)	Excess Savings Plan Match(a)	Excess Savings Plan Discretionary Contribution(a)	Life Insurance Premiums(b)	Perquisites(c)	Total
James L. Dolan	2019	—	—	40,000	20,000	—	635,799	695,799
Andrea Greenberg	2019	11,154	5,500	35,273	15,885	936	—	68,748
Bret Richter	2019	11,200	5,500	18,758	8,846	936	—	45,240
Lawrence J. Burian	2019	—	—	14,008	6,533	—	—	20,541
Dawn Darino-Gorski	2019	10,354	5,500	4,164	2,118	722	—	22,858

(a)	These columns represent, for each individual, a matching contribution and a 2% discretionary profit share contribution by the Company on behalf of such individual under the MSG Savings Plan or Excess

Savings Plan, as applicable. Messrs. Dolan and Burian participate in the 401(k) Plan solely with respect to their employment by MSG, but participate in the Excess Savings Plan with respect to their Company salary.

(b)

This column represents amounts paid for each of Ms. Greenberg, Mr. Richter and Ms. Darino-Gorski to participate in the Company’s group life insurance program. Messrs. Dolan and Burian receive their life insurance benefits from MSG.

(c)

This column represents the following aggregate estimated perquisites, as described in the table below. For more information regarding the calculation of these perquisites, please see “Compensation Discussion & Analysis — Perquisites.”

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Total ($)
James L. Dolan	2019	277,259	309,225	49,315	635,799
Andrea Greenberg	2019	*	*	*	**
Bret Richter	2019	*	*	*	**
Lawrence J. Burian	2019	*	*	*	**
Dawn Darino-Gorski	2019	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.

**	The aggregate value of the perquisites in 2019 for the individual is less than $10,000.

(I)	Amounts in this column for Mr. Dolan represent an amount charged to the Company by MSG for the NEO’s personal use of MSG vehicles, which includes commutation.

(II)

As discussed under “Compensation Discussion & Analysis — Perquisites — Aircraft Arrangements,” the amounts in the table reflect the incremental cost to the Company for personal use of certain aircraft and helicopters. See “Transactions with Related Parties — Aircraft Arrangements” below. Incremental cost is determined as the actual additional cost incurred by the Company or otherwise billed to the Company by MSG pursuant to the applicable arrangement.

(III)	The amounts in this column represent the amounts billed to the Company by MSG for Mr. Dolan’s participation in MSG’s executive security program.

GRANTS OF PLAN-BASED AWARDS

The table below presents information regarding awards granted during the fiscal year ended June 30, 2019 to each NEO under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units, performance stock units, time-based stock options and performance-based stock options.

Name	Year	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh.)	Grant Date Fair Value of Stock and Option Awards ($)(1)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James L. Dolan	2019	8/28/2018	(2)		2,000,000	4,000,000
	2019	8/28/2018	(3)								315,790	25.05	2,400,004
	2019	8/28/2018	(4)				284,211	315,790	347,369			25.05	2,400,004
Andrea Greenberg	2019	8/28/2018	(2)		1,200,000	2,400,000
	2019	8/28/2018	(5)				64,476	71,640	78,804				1,794,582
	2019	8/28/2018	(6)							71,640			1,794,582
Bret Richter	2019	8/28/2018	(2)		750,000	1,500,000
	2019	8/28/2018	(5)				22,757	25,285	27,814				633,389
	2019	8/28/2018	(6)							25,285			633,389
Lawrence J. Burian	2019	8/28/2018	(2)		540,000	1,080,000
	2019	8/28/2018	(5)				11,379	12,643	13,907				316,707
	2019	8/28/2018	(6)							12,643			316,707
Dawn Darino-Gorski	2019	8/28/2018	(2)		160,000	320,000
	2019	8/28/2018	(5)				7,775	8,639	9,503				216,407
	2019	8/28/2018	(6)							8,639			216,407

(1)

This column reflects the aggregate grant date fair value of the time-based stock option awards, performance stock option awards, restricted stock unit awards and performance stock unit awards, as applicable, granted to each NEO in the 2019 fiscal year without any reduction for risk of forfeiture as calculated in accordance with FASB ASC Topic 718 as of the date of grant. The grant date fair value of performance stock units and performance-based stock options is shown at target performance. At the highest level of performance, the value of the performance stock units on the grant date would be: $1,974,040 for Ms. Greenberg; $696,728 for Mr. Richter; $348,378 for Mr. Burian; and $238,048 for Ms. Darino-Gorski. At the highest level of performance, the value of the performance-based stock options on the grant date would be $2,640,004 for Mr. Dolan.

(2)

This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s CIP for performance in the fiscal year ended June 30, 2019. Each of the NEOs is assigned a target bonus which is a percentage of the NEO’s base salary for such year. There is no threshold amount for annual incentive awards. Under the terms of the awards, upon the achievement of the relevant performance targets, each NEO is eligible to receive an annual incentive award equal to the lesser of $10,000,000 and two times the NEO’s target bonus, subject to the Compensation Committee’s discretion to reduce the award. The amounts of annual incentive awards actually paid in September 2019 for performance in the 2019 fiscal year are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

(3)

This row reflects the number of shares underlying time-based options awarded to Mr. Dolan in the fiscal year ended June 30, 2019. This grant of stock options, which was made under the Employee Stock Plan, will vest in equal installments on August 28, 2019, 2020 and 2021, subject to continued employment requirements and employment agreement and award terms. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Stock Options.”

(4)

This row reflects the number of shares underlying performance-based options awarded to Mr. Dolan in the fiscal year ended June 30, 2019. This grant of stock options, which was made under the Employee Stock Plan, will vest in the first quarter following the three-year performance period ending June 30, 2021, subject to certification of pre-determined performance goals, continued employment requirements and employment agreement and award terms. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Stock Options.”

(5)

This row reflects the threshold, target and maximum number of performance stock units awarded to the NEOs (other than Mr. Dolan) in the fiscal year ended June 30, 2019. Each performance stock unit award was granted with a target number of units, with an actual payment based upon the achievement of performance targets. These grants of performance stock units, which were made under the Employee Stock Plan, will vest upon the later of September 15, 2021 and the date of certification of achievement against pre-determined performance goals over a three-year performance period ending June 30, 2021, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Performance Stock Units.”

(6)

This row reflects the number of restricted stock units awarded to the NEOs (other than Mr. Dolan) in the fiscal year ended June 30, 2019. These grants of restricted stock units, which were made under the Employee Stock Plan, are expected to vest in equal installments on September 15, 2019, 2020 and 2021, subject to continued employment requirements and employment agreement and award terms (as applicable), and are subject to performance criteria which have been satisfied. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Restricted Stock Units.”

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2019

The table below shows (i) each grant of time-based stock options and performance-based stock options that is unexercised and outstanding and (ii) the aggregate number and value of unvested restricted stock units and performance stock units outstanding (assuming target performance) for each NEO, in each case, as of June 30, 2019.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James L. Dolan	—	631,580	(2)	25.05	2/25/2026
	142,096	710,478	(3)	21.60	3/1/2025
	356,348	712,694	(4)	17.81	3/15/2024
Andrea Greenberg						331,657(5)	$6,878,566
Bret Richter						112,948(6)	$2,342,542
Lawrence J. Burian						60,303(7)	$1,250,684
Dawn Darino-Gorski						46,172(8)	$957,607

(1)	Calculated using the closing market price of Class A Common Stock on the NYSE on June 28, 2019 of $20.74 per share.

(2)

The amounts in this row represent Mr. Dolan’s 315,790 time-based stock options and 315,790 performance-based (based on target performance) stock options granted as long-term incentive awards on August 28, 2018. The time-based stock options vest ratably on each of the first three anniversaries of the date of grant. The performance-based stock options cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. Dolan’s employment agreement.

(3)

The amounts in this row represent Mr. Dolan’s 284,191 time-based stock options (from an original award of 426,287 time-based stock options) and 426,287 performance-based (based on target performance) stock options granted as long-term incentive awards on September 1, 2017. The time-based stock options vest ratably on each of the first three anniversaries of the date of grant. The performance-based stock options cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. Dolan’s employment agreement.

(4)

The amounts in this row represent Mr. Dolan’s 178,173 time-based stock options (from an original award of 534,521 time-based stock options) and 534,521 performance-based (based on target performance) stock options granted as long-term incentive awards on September 15, 2016. The time-based stock options vest ratably on each of the first three anniversaries of the date of grant. The performance-based stock options cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. Dolan’s employment agreement.

(5)

With respect to Ms. Greenberg, the total in this column represents an award of 16,857 restricted stock units (from an original award of 50,570 restricted stock units) and 50,570 target performance stock units granted as long-term incentive awards on September 15, 2016, 48,380 restricted stock units (from an original award of 72,570 restricted stock units) and 72,570 target performance stock units granted as long-term incentive awards on September 1, 2017 and 71,640 restricted stock units and 71,640 target performance stock units granted as long-term incentive awards on August 28, 2018. The restricted stock units granted on September 1, 2017 vest in three equal installments on September 1, 2018, 2019 and 2020. All other restricted stock units vest restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units granted on September 15, 2016 and September 1, 2017 cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All other performance stock units cliff-vest upon the later of September 15th following the three-year performance period, and the date of certification of achievement against pre-determined performance goals over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Ms. Greenberg’s employment agreement.

(6)

With respect to Mr. Richter, the total in this column represents an award of 7,024 restricted stock units (from an original award of 21,070 restricted stock units) and 21,070 target performance stock units granted as long-term incentive awards on September 15, 2016, 13,714 restricted stock units (from an original award of 20,570 restricted stock units) and 20,570 target performance stock units granted as long-term incentive awards on September 1, 2017, and 25,285 restricted stock units and 25,285 target performance stock units granted as long-term incentive awards on August 28, 2018. The restricted stock units granted on September 1, 2017 vest in three equal installments on September 1, 2018, 2019 and 2020. All other restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units granted on September 15, 2016 and September 1, 2017 cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All other performance stock units cliff-vest upon the later of September 15th following the three-year performance period, and the date of certification of achievement against pre-determined performance goals over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. Richter’s employment agreement.

(7)

With respect to Mr. Burian, the total in this column represents an award of 4,217 restricted stock units (from an original award of 12,650 restricted stock units) and 12,650 target performance stock units granted as long-term incentive awards on September 15, 2016, and 7,260 restricted stock units (from an original award of 10,890 restricted stock units) and 10,890 target performance stock units granted as long-term incentive awards on September 1, 2017, and 12,643 restricted stock units and 12,643 target performance stock units granted as long-term incentive awards on August 28, 2018. The restricted stock units granted on September 1, 2017 vest in three equal installments on September 1, 2018, 2019 and 2020. All other restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units granted on September 15, 2016 and September 1, 2017 cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All other performance stock units cliff-vest upon the later of September 15th following the three-year performance period, and the date of certification of achievement against pre-determined performance goals over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. Burian’s employment agreement.

(8)

With respect to Ms. Darino-Gorski, the total in this column represents an award of 3,090 restricted stock units (from an original award of 9,270 restricted stock units) and 9,270 target performance stock units granted as long-term incentive awards on September 15, 2016, and 6,614 restricted stock units (from an original award of 9,920 restricted stock units) and 9,920 target performance stock units granted as long-term incentive awards on September 1, 2017, and 8,639 restricted stock units and 8,639 target performance stock units granted as long-term incentive awards on August 28, 2018. The restricted stock units granted on September 1, 2017 vest in three equal installments on September 1, 2018, 2019 and 2020. All other restricted stock units vest ratably over three years on September 15th each year following year of grant. The performance stock units granted on September 15, 2016 and September 1, 2017 cliff-vest upon certification of pre-determined performance goals that must be met over a three-year performance period ending June 30th of the applicable year. All other performance stock units cliff-vest upon the later of September 15th following the three-year performance period, and the date of certification of achievement against pre-determined performance goals over a three-year performance period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Ms. Darino-Gorski’s awards.

STOCK VESTED

The table below shows restricted stock unit awards that vested during the fiscal year ended

June 30, 2019. No stock options were exercised in the fiscal year ended June 30, 2019.

Name	Restricted Stock Units
	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)
James L. Dolan	18,324	$457,197
Andrea Greenberg	119,413	$2,937,965
Bret Richter	56,977	$1,402,631
Lawrence J. Burian	23,562	$582,994
Dawn Darino-Gorski	17,940	$443,609

(1)

Calculated using the closing market price of Class A Common Stock on the NYSE on the vesting dates (or the immediately preceding business day, if the vesting date was not a business day) August 28, 2018, September 1, 2018, September 11, 2018 and September 15, 2018, of $25.05, $24.30, $24.65 and $24.35 per share, respectively.

PENSION BENEFITS

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2019.

Name	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(2)
James L. Dolan	Cash Balance Pension Plan	0(3)	—
	Excess Plan	0(3)	—
Andrea Greenberg	Cash Balance Pension Plan	8	332,827
	Excess Plan	8	411,472
Bret Richter	Cash Balance Pension Plan	0(4)	—
	Excess Plan	0(4)	—
Lawrence J. Burian	Cash Balance Pension Plan	0(5)	—
	Excess Plan	0(5)	—
Dawn Darino-Gorski	Cash Balance Pension Plan	7	111,239
	Excess Plan	0	—
	Postretirement Plan	11	285,638

(1)	Accruals under both the Cash Balance Pension Plan and the Excess Plan were frozen as of December 31, 2015. Accruals under the Postretirement Plan were frozen as of December 31, 2007.

(2)	Additional information concerning Pension Plans and Postretirement Plan Assumptions is set forth in Note 12 to our financial statements included in our 2019 Form 10-K.

(3)

Mr. Dolan does not participate in the Cash Balance Pension Plan. In connection with the MSG Distribution, Mr. Dolan’s accrued benefits under the Company’s Excess Plan were transferred to MSG’s excess cash balance plan and are therefore not reflected herein. For more information regarding Mr. Dolan’s participation in the Excess Plan, see MSG’s Definitive Proxy Statement, filed with the SEC on October 25, 2019.

(4)	As of the date that the Cash Balance Pension Plan and Excess Plan were frozen, Mr. Richter had not yet commenced participation as a result of such plans’ one-year waiting periods.

(5)

In connection with the MSG Distribution, Mr. Burian’s accrued benefits under the Company’s Excess Plan were transferred to MSG’s excess cash balance plan and are therefore not reflected herein. As the Cash Balance Pension Plan was transferred to MSG in connection with the MSG Distribution, Mr. Burian’s participation is not reflected herein. For more information regarding Mr. Burian’s participation in the Excess Plan and/or the Cash Balance Pension Plan, see MSG’s Definitive Proxy Statement, filed with the SEC on October 25, 2019.

The Company maintains several benefit plans for our executive officers. The material terms and conditions are discussed below.

Cash Balance Pension Plan

Prior to the MSG Distribution, the Company sponsored the Cash Balance Pension Plan, a tax-qualified defined benefit plan that generally covered regular full-time and part-time non-union employees of the Company and certain of its affiliates who completed one year of service. Effective on March 1, 2011, the Postretirement Plan (as described below) was merged into the Cash Balance Pension Plan. The merged plan remains named the Cash Balance Pension Plan, but provides the same benefits that were previously provided by the two separate plans. As of the MSG Distribution, the Cash Balance Pension Plan was transferred to MSG, and eligible employees of the Company received a full year of credit under the Cash Balance Pension Plan for calendar year 2015. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits).

A notional account is maintained for each participant under the Cash Balance Pension Plan.

While benefit accruals were frozen as of December 31, 2015, participants continue to earn monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year.

A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account also vests in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.

Excess Plan

The Excess Plan is a nonqualified deferred compensation plan that is intended to provide eligible participants, including each of the NEOs (other than Mr. Richter and Ms. Darino-Gorski), with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Code limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans. The Excess Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits).

The Company maintains a notional excess cash balance account for each eligible participant, and for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.

Postretirement Plan

The Postretirement Plan is a tax-qualified defined benefit plan covering substantially all of our non-union full-time and eligible part-time employees, including Ms. Darino-Gorski, who were hired prior to January 1, 2001. Effective as of January 1, 2001, membership in the plan was frozen and benefit accruals under the plan continued only for employees who were already active participants in the plan as of December 31, 2000. As of December 31, 2007, the plan was amended to freeze all benefit accruals effective January 1, 2008 and eliminate the ability of participants to earn benefits for future service under this plan. As discussed above, the Postretirement Plan was merged into the Cash Balance Pension Plan, effective March 1, 2011. This merger did not adversely impact any participant in either of the two plans.

The plan provides a benefit at retirement equal to (i) 2% of a participant’s final average pay (as defined in the plan) multiplied by years of benefit service up to 20 years; plus (ii) 1% of the participant’s final average pay multiplied by years of benefit service (as defined in the plan) in excess of 20 years; minus (iii) 1.25% of the participant’s Social Security benefit multiplied by total benefit service up to 40 years. Final average pay is based on the highest average compensation paid during 60 consecutive months out of the last 120 months of benefit service. Compensation means the basic cash remuneration paid to the participant, including annual incentive compensation, commissions and overtime pay, and before deductions for elective deferrals (up to applicable Code limits).

As a result of plan participants’ benefits under the plan being frozen on January 1, 2008, any pay earned and service completed after that date will not be taken into account when determining the amount of a participant’s benefit under the plan. Participants will continue to earn eligibility towards early retirement as long as they remain our employees. Normal retirement under the plan is age 65; however, participants who have attained age 55 and completed at least ten years of vesting service may retire prior to age 65 and receive a reduced benefit.

The normal form of benefit is a single life annuity for an unmarried participant and a 50% joint and survivor annuity for a married participant. The participant, with the spouse’s consent if married, may waive the normal form and elect an optional form of payment, including a single life annuity, a 50%, 75% or 100% joint and survivor annuity, a ten-year certain and life annuity, a level income option that integrates with Social Security benefits, and a lump sum payment if the actuarial present value of the benefit does not exceed $10,000.

The MSG Savings Plan

Under the MSG Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs (other than Messrs. Dolan and Burian, each of whom participates through MSG), may contribute into their plan accounts a percentage of their eligible pay on a pre-tax basis as well as a percentage of their eligible pay on an after-tax basis. The MSG Savings Plan provides (a) a fully-vested matching contribution by the Company equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary fully-vested non-elective contribution by the Company. In March 2019, the Company made a discretionary non-elective contribution to each eligible employee’s account equal to 2% of eligible pay with respect to the 2018 calendar year. In connection with the MSG Distribution, the MSG Savings Plan became a multiple employer plan sponsored by MSG, to which we contribute.

Excess Savings Plan

The Excess Savings Plan is an unfunded, nonqualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified MSG Savings Plan. An employee is eligible to participate in the Excess Plan for a calendar year if his or her compensation (as defined in the MSG Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($280,000 in calendar year 2019) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the MSG Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($19,000, or $25,000 if 50 or over, for calendar year 2019) can continue to make pre-tax contributions under the Excess Savings Plan of up to 6% of his or her eligible pay. In addition, the Excess Savings Plan provides for (a) a fully-vested matching contribution by the Company equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective fully-vested contribution by the Company. In March 2019, the Company made a discretionary non-elective contribution to each eligible employee’s account equal to 2% of eligible pay with respect to the 2018 calendar year. Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the MSG Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.

NONQUALIFIED DEFERRED COMPENSATION

The table below shows (i) the contributions made by each NEO and the Company during the fiscal year ended June 30, 2019, (ii) aggregate earnings on each NEO’s account balance during the fiscal year ended June 30, 2019 and (iii) the account balance of each of our NEOs under the Excess Savings Plan as of June 30, 2019.

Name	Plan Name	Executive Contributions in 2019 ($)(1)	Registrant Contributions in 2019 ($)(2)	Aggregate Earnings in 2019 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2019 ($)(4)
James L. Dolan	Excess Savings Plan	40,000	40,000	5,294	—	301,639
Andrea Greenberg	Excess Savings Plan	35,350	35,273	17,706	—	872,432
Bret Richter	Excess Savings Plan	18,758	18,758	2,587	—	141,596
Lawrence J. Burian	Excess Savings Plan	14,008	14,008	2,127	—	118,397
Dawn Darino-Gorski	Excess Savings Plan	4,236	4,164	358	—	21,722

(1)

These amounts represent a portion of the NEO’s salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the NEOs contributed to the Excess Savings Plan.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

(4)

Amounts accrued by Mr. Dolan under the Cablevision Excess Savings Plan prior to the date that Cablevision spun off the Company were not transferred to the Excess Savings Plan in connection with the spin-off of such plan and are therefore not reflected in this column. Amounts accrued by Mr. Burian under the Cablevision Excess Savings Plan prior to the date that Cablevision spun off the Company were transferred over to the Excess Savings Plan, and in connection with the MSG Distribution, amounts accrued by Messrs. Dolan and Burian under the Company’s Excess Savings Plan as of such date were transferred over to MSG’s Excess Savings Plan.

EMPLOYMENT AGREEMENTS

Each of our NEOs had an employment agreement with the Company in the fiscal year ended June 30, 2019. Set forth below is a description of the employment agreements between the Company and each of Mr. Dolan, Ms. Greenberg, Messrs. Richter and Burian, and Ms. Darino-Gorski.

As noted above in the Compensation Discussion & Analysis, each of Messrs. Dolan and Burian also serves as an executive officer and employee of MSG. Such MSG employment arrangements are pursuant to employment agreements between MSG and each of Messrs. Dolan and Burian, as applicable (which are not described herein). For a description of each of these employment agreements, see MSG’s Definitive Proxy Statement, filed with the SEC on October 25, 2019.

James L. Dolan

On September 16, 2016, the Company entered into an employment agreement with James L. Dolan, effective as of July 1, 2016, which provides for Mr. Dolan’s continued employment as the Executive Chairman of the Company.

The employment agreement with the Company provides for an annual base salary of not less than $1,000,000. Mr. Dolan is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to not less than 200% of his base salary. Mr. Dolan is eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company. It is expected that such awards will consist of annual grants of stock option awards with a grant date fair value of not less than $4,800,000. Subject to applicable plan limitations, 50% of the stock option awards will vest in three equal tranches on each of the first three anniversaries of the grant date and the remaining 50% will be subject to the performance criteria applicable to the awards to other executives of the Company under the Company’s long-term incentive programs, and the stock options will expire not later than seven years and six months after the date of grant. Mr. Dolan generally is not eligible for our standard benefits program while he is employed by MSG; provided that Mr. Dolan will continue to be eligible to participate in the Excess Savings Plan and his full Company base salary will be used to determine Mr. Dolan’s benefits under that plan.

If, on or prior to December 31, 2019, Mr. Dolan’s employment is either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by

Mr. Dolan for “good reason” (as defined in the agreement) and cause does not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s execution of a separation agreement, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus; provided that Mr. Dolan will not be entitled to such cash severance payment if Mr. Dolan remains employed by MSG at the time his employment with the Company is terminated, in which case the Company will pay the amount of such severance payment to MSG, (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, (c) each of Mr. Dolan’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Mr. Dolan to the same extent that other similarly situated active executives receive payment, (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and such restricted stock and restricted stock units will be payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria, and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards will immediately vest.

If Mr. Dolan’s employment is terminated due to his death or disability before December 31, 2019, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) above and any long term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If Mr. Dolan’s employment is terminated after December 31, 2019 due to a Qualifying Termination, death or disability, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (c), (d) and (e) above.

The employment agreement contains certain covenants by Mr. Dolan, including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company. The agreement also recognizes that Mr. Dolan will be employed by MSG during his employment with the Company and states that certain actions and circumstances arising from or relating to such dual employment will not be deemed to be a breach of his obligations under the employment agreement or to constitute cause.

Andrea Greenberg

On September 6, 2018, the Company entered into a new employment agreement with Andrea Greenberg, effective as of September 1, 2018, which provides for Ms. Greenberg’s continued employment as the President and Chief Executive Officer of the Company.

The employment agreement provides for an annual base salary of not less than $1,200,000. Ms. Greenberg is eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 100% of her annual base salary.

Ms. Greenberg is eligible to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Ms. Greenberg’s continued employment by the Company and actual grant by the Compensation Committee. It is expected that Ms. Greenberg will receive one or more annual long-term incentive awards with an aggregate target value of not less than $3,400,000.

Under the agreement, Ms. Greenberg continues to be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to the third anniversary of the agreement’s effective date, Ms. Greenberg’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Ms. Greenberg for “good reason” (as defined in the agreement) and cause does not then exist, then, subject to Ms. Greenberg’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Greenberg’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Greenberg’s outstanding long-term cash awards will immediately vest in full and will be payable to Ms. Greenberg to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Greenberg’s outstanding restricted stock or restricted stock units granted to her under the plans of the Company will immediately be eliminated and will be payable or deliverable to Ms. Greenberg subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Greenberg’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Ms. Greenberg’s employment is terminated due to her death or disability prior to the third anniversary of the agreement’s effective date, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of her outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of her employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Ms. Greenberg including a noncompetition agreement that restricts Ms. Greenberg’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.

Bret Richter

On September 6, 2018, the Company entered into a new employment agreement with Bret Richter, effective as of September 1, 2018, which provides for Mr. Richter’s continued employment as the Executive Vice President, Chief Financial Officer and Treasurer of the Company.

The employment agreement provides for an annual base salary of not less than $750,000. Mr. Richter is eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 100% of his annual base salary. Mr. Richter is also eligible to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. Richter’s continued employment by the Company and actual grant by the Compensation Committee. It is expected that Mr. Richter will receive one or more annual long-term incentive awards with an aggregate target value of not less than $1,200,000.

Under the agreement, Mr. Richter continues to be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If on or prior to the third anniversary of the new agreement’s effective date, Mr. Richter’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the new agreement), or (ii) by Mr. Richter for “good reason” (as defined in the new agreement) and cause does not then exist, then, subject to Mr. Richter’s execution of a separation agreement with the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Richter’s annual base salary and annual target bonus, (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, (c) any outstanding long-term cash awards would immediately vest in full and will be payable to Mr. Richter to the same extent that other similarly situated active executives receive payment, (d) all of the time-based restrictions on each of Mr. Richter’s outstanding restricted stock or restricted stock units would immediately be eliminated and be payable or deliverable to Mr. Richter subject to satisfaction of any applicable performance criteria and (e) any outstanding stock options and stock appreciation awards under the plans of the Company would immediately vest.

If Mr. Richter’s employment is terminated due to his death or disability prior to the third anniversary of the agreement’s effective date, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph any outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Mr. Richter including a noncompetition agreement that restricts his ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Lawrence J. Burian

On September 6, 2018, the Company entered into a new employment agreement with Lawrence J. Burian, effective as of September 1, 2018.

The employment agreement with the Company provides for Mr. Burian’s continued employment as the Executive Vice President and General Counsel of the Company. The employment agreement provides for a minimum annual base salary of not less than $360,000 and a discretionary annual bonus with a target value equal to not less than 150% of Mr. Burian’s annual base salary. Mr. Burian is also eligible to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to

Mr. Burian’s continued employment by the Company and actual grant by the Compensation Committee. It is expected that Mr. Burian will receive one or more annual long-term incentive awards with an aggregate target value of not less than $600,000. Mr. Burian continues to be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. Burian’s employment with the Company is terminated on or prior to December 31, 2021 (the “Burian Scheduled Expiration Date”) (i) by the Company other than for “cause” (as defined in the new agreement), or (ii) by Mr. Burian for “good reason” (as defined in the new agreement) and cause does not then exist, then, subject to Mr. Burian’s execution of a separation agreement, the Company will provide Mr. Burian with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Burian’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Burian’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Burian to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Burian’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. Burian subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Burian’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Mr. Burian ceases to be an employee of the Company prior to the Burian Scheduled Expiration Date as a result of his death or disability, and at such time cause does not exist,

then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Notwithstanding the foregoing, Mr. Burian will not be entitled to the severance payment described in (a) of the second preceding paragraph if Mr. Burian’s employment with the Company is terminated without cause or for good reason (other than if cause then exists) prior to the Burian Scheduled Expiration Date and while

Mr. Burian remains employed with MSG. If Mr. Burian’s employment with MSG is terminated without “cause” or for “good reason” (as those terms are defined in Mr. Burian’s employment agreement with MSG) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed by the Company, then Mr. Burian’s target annual compensation (consisting of his annual base salary, target annual bonus percentage and minimum annual target long-term incentive value) will increase to equal the aggregate target annual compensation to which Mr. Burian was entitled from the Company and from MSG at the time of such MSG termination. We refer to the amount of this increase as the “incremental compensation.” Mr. Burian will not receive a severance payment from MSG (the “MSG Severance”) on such a termination, which amount will instead be paid by MSG to the Company.

Additionally, if Mr. Burian’s employment with the Company is terminated after the Burian Scheduled Expiration Date and after such MSG termination without cause, for good reason or due to death or disability, then Mr. Burian will be entitled to an additional severance payment from the Company equal to the MSG Severance less the aggregate incremental compensation paid to Mr. Burian by the Company after the MSG termination.

In the employment agreement, the Company acknowledges that, in addition to Mr. Burian’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote a portion of his business time and attention to serving, as Executive Vice President and General Counsel of MSG. The Company recognizes and agrees that Mr. Burian’s responsibilities to MSG will preclude him from devoting substantially all of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Burian’s dual roles at the Company and MSG, and that none of (i) his dual responsibilities at the Company and MSG, (ii) his inability to devote substantially all of his time and attention to the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s Certificate of Incorporation, or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his dual responsibilities to the Company and MSG, will be deemed to be a breach by him of his obligations under the employment agreement nor will any of the foregoing constitute cause.

The employment agreement contains certain covenants by Mr. Burian including a noncompetition agreement that restricts Mr. Burian’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Dawn Darino-Gorski

On September 6, 2018, the Company entered into an employment agreement with Dawn Darino-Gorski, effective September 1, 2018, which provides for Ms. Darino-Gorski’s continued employment as the Senior Vice President, Controller and Principal Accounting Officer of the Company.

The employment agreement provides for an annual base salary of not less than $400,000. Ms. Darino-Gorski is eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 40% of her annual base salary. Ms. Darino-Gorski is also eligible to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to her continued employment by the Company and actual grant by the Compensation Committee. It is expected that Ms. Darino-Gorski would receive one or more annual long-term incentive awards with an aggregate target value of not less than $410,000.

If on or prior to the third anniversary of the new agreement’s effective date, Ms. Darino-Gorski’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the new agreement) or (ii) by Ms. Darino Gorski for “good reason” (as defined in the new agreement) and cause does not then exist, then, subject to Ms. Darino-Gorski’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Ms. Darino-Gorski’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred.

The employment agreement contains certain covenants by Ms. Darino-Gorski including a noncompetition agreement that restricts Ms. Darino-Gorski’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the

Company; provided that the noncompetition covenant would not apply following a termination of Ms. Darino-Gorski’s employment by the Company other than for cause if Ms. Darino-Gorski waived her entitlement to the severance benefits described above.

TERMINATION AND SEVERANCE

This section describes the payments that would be received by our NEOs who were employed by the Company as of June 28, 2019 (the last business day of the fiscal year) upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the Company under his or her applicable employment agreement, and his or her employment terminated as of June 28, 2019. This information is presented to illustrate the payments such NEOs would have received from the Company under the various termination scenarios.

Separation from the Company

Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the NEO for good reason, other voluntary termination by the NEO, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. Certain of these circumstances are addressed in the employment agreement between the Company and each NEO. For a description of termination provisions in the employment agreements with our NEOs, please see “— Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the NEOs who were employed by the Company as of June 28, 2019 under various circumstances regarding the termination of their employment. In calculating these severance and other payments, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on June 28, 2019.

•	We have valued equity awards (other than stock options) using the closing market price of Class A Common Stock of $20.74 on the NYSE on June 28, 2019, the last trading day of our fiscal year.

•	We have valued stock options at their intrinsic value equal to the closing market price of Class A Common Stock of $20.74 on the NYSE on June 28, 2019, less the per share exercise price, multiplied by the number of shares underlying the stock options.

•	In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance objectives for performance-based awards are achieved (but not exceeded).

•	With respect to Messrs. Dolan and Burian, we have assumed that on June 28, 2019 each is simultaneously terminated from both the Company and MSG. For a summary of

Messrs. Dolan’s and Burian’s treatment upon a termination from one company but not the other, please see “— Employment Agreements.” For a description of the payment and benefits to which Messrs. Dolan and Burian would be entitled from MSG upon a termination of MSG employment, see MSG’s Definitive Proxy Statement, filed with the SEC on October 25, 2019.

Benefits Payable as a Result of Voluntary Termination of Employment by Employee

In the event of a voluntary termination of employment, no NEO would have been entitled to any payments at June 28, 2019, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by Employee Due to Retirement

In the event of a retirement, no NEO would have been entitled to any payments at June 28, 2019,

excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company for Cause

In the event of termination by the Company for Cause, no NEO would have been entitled to any payments at June 28, 2019, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino- Gorski
Severance	$6,000,000(1)	$4,800,000(1)	$3,000,000(1)	$1,800,000(1)	$560,000(2)
Pro rata bonus	$2,486,000(3)	$1,453,354(3)	$922,688(3)	$656,591(3)	$196,645(3)
Unvested restricted stock	—	$2,838,829(4)	$954,517(4)	$500,249(4)	—
Unvested performance stock	—	$4,039,737(5)	$1,388,025(5)	$750,435(5)	—
Unvested time-based stock options	$522,047(6)	—	—	—	—
Unvested performance-based stock options	$1,566,147(7)	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents severance equal to the sum of her annual base salary and annual target bonus.

(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(4)

Represents the full vesting of the 2017, 2018 and 2019 fiscal year grants of restricted stock units, which are: Ms. Greenberg: 16,857 units ($349,614), 48,380 units ($1,003,401) and 71,640 units ($1,485,814), respectively; Mr. Richter: 7,024 units ($145,678), 13,714 units ($284,428) and 25,285 units ($524,411), respectively; and Mr. Burian: 4,217 units ($87,461), 7,260 units ($150,572) and 12,643 units ($262,216), respectively.

(5)

Represents the full vesting at target of the 2017, 2018 and 2019 fiscal year grant of performance stock units, which are: Ms. Greenberg: 50,570 units ($1,048,822), 72,570 units ($1,505,102) and 71,640 units ($1,485,814), respectively; Mr. Richter: 21,070 units ($436,992), 20,570 units ($426,622) and 25,285 units ($524,411), respectively; and Mr. Burian: 12,650 units ($262,361), 10,890 units ($225,859) and 12,643 units ($262,216), respectively.

(6)

Represents the full vesting of the 2017 fiscal year grant of 178,173 time-based stock options to Mr. Dolan. The 2018 and 2019 fiscal year grants of time-based stock options (284,191 options and 315,790 options, respectively) also would fully vest but have no impact on the value presented in the table above because they each had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

(7)

Represents the full vesting at target of the 2017 fiscal year grant of 534,521 performance-based stock options to Mr. Dolan. The 2018 and 2019 fiscal year grants of performance-based stock options (426,287 options and 315,790 options, respectively) also would fully vest but have no impact on the value presented in the table above because they each had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

Benefits Payable as a Result of Termination of Employment by NEO for Good Reason*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino- Gorski
Severance	$6,000,000(1)	$4,800,000(1)	$3,000,000(1)	$1,800,000(1)	$560,000(2)
Pro rata bonus	$2,486,000(3)	$1,453,354(3)	$922,688(3)	$656,591(3)	$196,645(3)
Unvested restricted stock	—	$2,838,829(4)	$954,517(4)	$500,249(4)	—
Unvested performance stock	—	$4,039,737(5)	$1,388,025(5)	$750,435(5)	—
Unvested time-based stock options	$522,047(6)	—	—	—	—
Unvested performance-based stock options	$1,566,147(7)	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents severance equal to the sum of her annual base salary and annual target bonus.

(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(4)

Represents the full vesting of the 2017, 2018 and 2019 fiscal year grants of restricted stock units, which are: Ms. Greenberg: 16,857 units ($349,614), 48,380 units ($1,003,401) and 71,640 units ($1,485,814), respectively; Mr. Richter: 7,024 units ($145,678), 13,714 units ($284,428) and 25,285 units ($524,411), respectively; and Mr. Burian: 4,217 units ($87,461), 7,260 units ($150,572) and 12,643 units ($262,216), respectively.

(5)

Represents the full vesting at target of the 2017, 2018 and 2019 fiscal year grant of performance stock units, which are: Ms. Greenberg: 50,570 units ($1,048,822), 72,570 units ($1,505,102) and 71,640 units ($1,485,814), respectively; Mr. Richter: 21,070 units ($436,992), 20,570 units ($426,622) and 25,285 units ($524,411), respectively; and Mr. Burian: 12,650 units ($262,361), 10,890 units ($225,859) and 12,643 units ($262,216), respectively.

(6)

Represents the full vesting of the 2017 fiscal year grant of 178,173 time-based stock options to Mr. Dolan. The 2018 and 2019 fiscal year grants of time-based stock options (284,191 options and 315,790 options, respectively) also would fully vest but have no impact on the value presented in the table above because they each had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

(7)

Represents the full vesting at target of the 2017 fiscal year grant of 534,521 performance-based stock options to Mr. Dolan. The 2018 and 2019 fiscal year grants of performance-based stock options (426,287 options and 315,790 options, respectively) also would fully vest but have no impact on the value presented in the table above because they each had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

Benefits Payable as a Result of Termination of Employment Due to Death*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino- Gorski
Severance	—	—	—	—	—
Pro rata bonus	$2,486,000(1)	$1,453,354(1)	$922,688(1)	$656,591(1)	—
Unvested restricted stock	—	$2,838,829(2)	$954,517(2)	$500,249(2)	$380,434(2)
Unvested performance stock	—	$4,039,737(3)	$1,388,025(3)	$750,435(3)	$389,145(4)
Unvested time-based stock options	$522,047(5)	—	—	—	—
Unvested performance-based stock options	$1,566,147(6)	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(2)

Represents the full vesting of the 2017, 2018 and 2019 fiscal year grants of restricted stock units, which are: Ms. Greenberg: 16,857 units ($349,614), 48,380 units ($1,003,401) and 71,640 units ($1,485,814), respectively; Mr. Richter: 7,024 units ($145,678), 13,714 units ($284,428) and 25,285 units ($524,411), respectively; Mr. Burian: 4,217 units ($87,461), 7,260 units ($150,572) and 12,643 units ($262,216), respectively; and Ms. Darino-Gorski: 3,090 units ($64,087), 6,614 units ($137,174) and 8,639 units ($179,173), respectively.

(3)

Represents the full vesting at target of the 2017, 2018 and 2019 fiscal year grant of performance stock units, which are: Ms. Greenberg: 50,570 units ($1,048,822), 72,570 units ($1,505,102) and 71,640 units ($1,485,814), respectively; Mr. Richter: 21,070 units ($436,992), 20,570 units ($426,622) and 25,285 units ($524,411), respectively; and Mr. Burian: 12,650 units ($262,361), 10,890 units ($225,859) and 12,643 units ($262,216), respectively.

(4)

Represents the pro rata vesting at target of the 2017, 2018 and 2019 fiscal year grant of performance stock units to Ms. Darino-Gorski, which are: an original award of 9,270 units (with a pro rata value of $192,260), an original award of 9,920 units (with a pro rata value of $137,161) and an original award of 8,639 units (with a pro rata value of $59,724), respectively.

(5)

Represents the full vesting of the 2017 fiscal year grant of 178,173 time-based stock options to Mr. Dolan. The 2018 and 2019 fiscal year grants of time-based stock options (284,191 options and 315,790 options, respectively) also would fully vest but have no impact on the value presented in the table above because they each had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

(6)

Represents the full vesting at target of the 2017 fiscal year grant of 534,521 performance-based stock options to Mr. Dolan. The 2018 and 2019 fiscal year grants of performance-based stock options (426,287 options and 315,790 options, respectively) also would fully vest but have no impact on the value presented in the table above because they each had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

Benefits Payable as a Result of Termination of Employment Due to Disability*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino- Gorski(6)
Severance	—	—	—	—	—
Pro rata bonus	$2,486,000(1)	$1,453,354(1)	$922,688(1)	$656,591(1)	—
Unvested restricted stock	—	$2,838,829(2)	$954,517(2)	$500,249(2)	—
Unvested performance stock	—	$4,039,737(3)	$1,388,025(3)	$750,435(3)	—
Unvested time-based stock options	$522,047(4)	—	—	—	—
Unvested performance-based stock options	$1,566,147(5)	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(2)

Represents the full vesting of the 2017, 2018 and 2019 fiscal year grants of restricted stock units, which are: Ms. Greenberg: 16,857 units ($349,614), 48,380 units ($1,003,401) and 71,640 units ($1,485,814), respectively; Mr. Richter: 7,024 units ($145,678), 13,714 units ($284,428) and 25,285 units ($524,411), respectively; and Mr. Burian: 4,217 units ($87,461), 7,260 units ($150,572) and 12,643 units ($262,216), respectively.

(3)

Represents the full vesting at target of the 2017, 2018 and 2019 fiscal year grant of performance stock units, which are: Ms. Greenberg: 50,570 units ($1,048,822), 72,570 units ($1,505,102) and 71,640 units ($1,485,814), respectively; Mr. Richter: 21,070 units ($436,992), 20,570 units ($426,622) and 25,285 units ($524,411), respectively; and Mr. Burian: 12,650 units ($262,361), 10,890 units ($225,859) and 12,643 units ($262,216), respectively.

(4)

Represents the full vesting of the 2017 fiscal year grant of 178,173 time-based stock options to Mr. Dolan. The 2018 and 2019 fiscal year grants of time-based stock options (284,191 options and 315,790 options, respectively) also would fully vest but have no impact on the value presented in the table above because they each had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

(5)

Represents the full vesting at target of the 2017 fiscal year grant of 534,521 performance-based stock options to Mr. Dolan. The 2018 and 2019 fiscal year grants of performance-based stock options (426,287 options and 315,790 options, respectively) also would fully vest but have no impact on the value presented in the table above because they each had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

(6)

A termination by the Company of Ms. Darino-Gorski due to disability would be treated under her employment agreement as a termination by the Company without cause. For details on the amounts due upon such a termination by the Company without cause, please see the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause” table.

Benefits Payable as a Result of Termination of Employment by the Company without Cause Following a Change in Control or Going Private Transaction(1)*

Elements	James L. Dolan	Andrea Greenberg	Bret Richter	Lawrence J. Burian	Dawn Darino- Gorski
Severance	$6,000,000(2)	$4,800,000(2)	$3,000,000(2)	$1,800,000(2)	$560,000(3)
Pro rata bonus	$2,486,000(4)	$1,453,354(4)	$922,688(4)	$656,591(4)	$196,645(4)
Unvested restricted stock	—	$2,838,829(5)	$954,517(5)	$500,249(5)	$380,434(6)
Unvested performance stock	—	$4,039,737(7)	$1,388,025(7)	$750,435(7)	$577,173(7)
Unvested time-based stock options	$522,047(8)	—	—	—	—
Unvested performance-based stock options	$1,566,147(9)	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)

The information in this table and the footnotes hereto describe amounts payable as a result of certain terminations of employment by the NEO or the Company following a change in control. The amounts payable as a result of termination of employment by the NEO or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the NEO or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of the NEOs would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.

(2)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(3)	Represents severance equal to Ms. Darino-Gorski’s annual base salary and annual target bonus.

(4)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(5)

Represents the full vesting of the 2017, 2018 and 2019 fiscal year grants of restricted stock units, which are: Ms. Greenberg: 16,857 units ($349,614), 48,380 units ($1,003,401) and 71,640 units ($1,485,814), respectively; Mr. Richter: 7,024 units ($145,678), 13,714 units ($284,428) and 25,285 units ($524,411), respectively; and Mr. Burian: 4,217 units ($87,461), 7,260 units ($150,572) and 12,643 units ($262,216), respectively.

(6)

Represents the full vesting of 2017, 2018 and 2019 fiscal year grants of restricted stock units to Ms. Darino-Gorski, which are: 3,090 units ($64,087), 6,614 units ($137,174) and 8,639 units ($179,173), respectively. Upon a change in control or going private transaction, Ms. Darino-Gorski will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as the NEO remains continuously employed, (y) a termination without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction.

(7)

Represents the full vesting of the 2017, 2018 and 2019 fiscal year performance stock units at target for each NEO, which become payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated, or (ii) following a going private transaction if the applicable NEO is employed through July 1, 2019 (in the case of the 2017 fiscal year award), July 1, 2020 (in the case of the 2018 fiscal year award) or July 1, 2021 (in the case of the 2019 fiscal year award) or is terminated without cause or resigns for good reason prior to such applicable date.

(8)

Represents the full vesting of the 2017 fiscal year grant of 178,173 time-based stock options to Mr. Dolan. The 2018 and 2019 fiscal year grants of time-based stock options (284,191 options and 315,790 options, respectively) also would fully vest but have no impact on the value presented in the table above because they each had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

(9)

Represents the full vesting at target of the 2017 fiscal year grant of 534,521 performance-based stock options to Mr. Dolan. The 2018 and 2019 fiscal year grants of performance-based stock options (426,287 options and 315,790 options, respectively) also would fully vest but have no impact on the value presented in the table above because they each had an exercise price greater than the closing market price of a share of Class A Common Stock on June  28, 2019.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to compensation plans in effect as of

June 30, 2019 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Class A Common Stock Equity compensation plans approved by security holders	4,205,309	$20.87	4,701,004
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	4,205,309	$20.87	4,701,004

(1)

Includes the following plans: Employee Stock Plan and the Director Stock Plan. Consists of 2,553,196 stock options (both time-based and performance-based) and 1,652,113 restricted stock units (both time-based and target performance-based).

(2)

In August 2019, the Compensation Committee granted awards of restricted stock units and target performance stock units covering an aggregate of 632,180 shares and stock options and target performance-based stock options covering an aggregate of 1,111,112 shares. The number of securities in columns (a) and (c) do not reflect the grant of these awards. The number of securities in column (c) does not reflect the increase of shares reserved for future issuance under the 2010 Stock Plan for Non-Employee Directors, as amended for which approval is being sought pursuant to Proposal 3. See “Proposal 3 – Approval of the Company’s 2010 Stock Plan for Non-Employee Directors, as amended.”

(3)	Represents the weighted-average exercise price of the 2,553,196 outstanding stock options.

CEO PAY RATIO

We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Ms. Andrea Greenberg, our Chief Executive Officer and President as of

June 30, 2019, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K (“Item 402”). The pay ratio is calculated in a manner consistent with the SEC’s pay ratio disclosure rules.

To identify our median employee, we first determined our U.S. employee population as of June 30, 2019 (the Company has no international employees), representing all full-time, part-time, seasonal and temporary employees employed by the Company on that date. Using information from our payroll records, we then measured each employee’s annual total compensation, consisting of base salary, overtime payments, short and long-term incentives, and sales incentives. Total compensation for full-time employees who were employed for less than the full fiscal year (i.e., full-time employees who were hired during the course of the 2019 fiscal year) was annualized. The Company did not otherwise make any adjustments as permitted under Item 402.

Once we identified the median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our NEOs for purposes of the Summary Compensation Table above.

Given the nature of our business, more than half of our employee population consists of part-time, seasonal and temporary employees. These employees, by the nature of their limited hours worked during the year, have relatively low total compensation when compared to full-time employees. Item 402 does not permit annualized or full-time equivalent adjustments to the compensation of these individuals when identifying our median employee or calculating the pay ratio.

Using these guidelines, for the 2019 fiscal year our Chief Executive Officer and President had annual total compensation of $6,302,524 and the median-compensated employee, a part-time temporary technician, had an annual total compensation of $27,883. The resulting ratio was 226:1.

Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio provided above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

PROPOSAL 3 — PROPOSAL TO APPROVE THE COMPANY’S 2010 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED

Upon the recommendation of our Compensation Committee, our Board unanimously approved amendments to the MSG Networks Inc. 2010 Stock Plan for Non-Employee Directors, as amended (the “Director Stock Plan”), subject to approval by our stockholders at our annual meeting. The text of the Director Stock Plan as amended pursuant to this Proposal 3 is set forth in Annex B to this proxy statement, and the following discussion is qualified in its entirety by reference to Annex B.

The material changes to the Director Stock Plan are (1) an increase in the number of shares reserved for future issuance to 400,000 and (2) an extension of the termination date of the Director Stock Plan to December 6, 2029. Otherwise, the Director Stock Plan is materially unchanged.

Historic Burn Rate and Potential Dilution

We believe that the shares available for issuance under the Director Stock Plan as amended pursuant to this Proposal 3 will provide sufficient shares for our equity-based non-employee director compensation needs for approximately five years following the date the plan is approved by our stockholders. Our non-employee director compensation results in a “burn rate” as indicated in the chart below:

	2017 Fiscal Year	2018 Fiscal Year	2019 Fiscal Year	Total/Average
(a) Total shares underlying equity-based awards granted (1)	59,257	72,075	46,486	59,273
(b) Average diluted common shares outstanding	75,560,395	75,819,755	75,730,600(3)	75,703,583
(c) Burn rate (a/b) (2)	0.08%	0.10%	0.06%	0.08%

(1)	Reflects the gross number of shares underlying awards made to non-employee directors during the respective year.

(2)	Not adjusted for forfeiture, withholdings and expirations, which would reduce the burn rate if taken into account.

(3)	The fiscal year 2019 average diluted common shares outstanding do not reflect the impact of the Company’s modified Dutch auction tender offer that settled on October 3, 2019.

Our Compensation Committee recognizes that, as commonly calculated, the total potential dilution or “overhang” from the Director Stock Plan is 0.08%. The overhang is calculated as follows, in each case as of October 14, 2019: (x) 54,849 shares remaining available under the Director Stock Plan divided by (y) 67,065,884, which includes shares outstanding plus shares remaining available under the Director Stock Plan, Employee Stock Plan and shares underlying unvested outstanding employee awards. The total potential dilution or “overhang” from the Director Stock Plan as amended by this Proposal 3 is 0.59%. In that case, the overhang is calculated as follows, in each case as of October 14, 2019: (x) 400,000 shares remaining available under the Director

Stock Plan divided by (y) 67,411,065, which includes shares outstanding plus shares remaining available under the Director Stock Plan, Employee Stock Plan and shares underlying unvested outstanding employee awards. There are no unvested awards outstanding under the Director Stock Plan. For additional information with respect to our outstanding awards, please see Note 13 to our financial statements included in our 2019 Form 10-K.

Overview

We believe that the Company’s ability to attract and retain capable persons as non-employee directors will be enhanced if it can provide its non-employee directors with equity-based awards and that the Company will benefit from encouraging a sense of proprietorship of such persons stimulating the active interest of such persons in the development and financial success of the Company. The Director Stock Plan provides for potential grants of nonqualified stock options, restricted stock units, restricted shares and other equity-based awards (collectively, “Director Awards”) to our non-employee directors. We currently have 11 non-employee directors.

The Director Stock Plan as amended pursuant to this Proposal 3 will terminate, and no more Director Awards will be granted, after December 6, 2029 (unless sooner terminated by our Board or our Compensation Committee). The termination of the Director Stock Plan will not affect previously granted Director Awards.

Shares Subject to the Director Stock Plan; Other Limitations

The Director Stock Plan is administered by the Company’s Compensation Committee. Effective as of December 6, 2019, the total number of shares of the Company’s Class A Common Stock that may be issued pursuant to Director Awards granted under the Director Stock Plan, as amended pursuant to this Proposal 3, after December 6, 2019 may not exceed an aggregate of 400,000 shares, inclusive of shares remaining available for grant immediately prior to such date, which may be either treasury shares or authorized and unissued shares. To the extent that (i) a Director Award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason without the issuance of shares or (ii) any shares under a Director Award are not issued because of payment or withholding obligations, then the Compensation Committee may also grant Director Awards with respect to such shares. Director Awards that are payable only in cash or property other than shares do not reduce the aggregate remaining number of shares with respect to which Director Awards may be made under the Director Stock Plan and shares relating to any other Director Awards that are settled in cash or property other than shares, when settled, will be added back to the aggregate remaining number of shares with respect to which Director Awards may be made under the Director Stock Plan. Any shares underlying Director Awards that the Company becomes obligated to make through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not count against the shares available to be delivered pursuant to Director Awards under the Director Stock Plan. In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects shares such that the failure to make an adjustment to a Director Award would not appropriately protect the rights represented by the Director Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Compensation Committee will, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Director Award (including, without limitation, the number of shares covered by such outstanding Director Award, the type of property to which the Director Award is subject and the exercise price of such Director Award).

Director Awards

Under the Director Stock Plan, the Company may grant stock options to participants. The options will be exercisable at a price determined by the Compensation Committee on the date of the Director Award grant, which price will be no less than the fair market value of a share of Class A Common Stock on the date the option is granted, and will otherwise be subject to such terms and conditions as specified by the Compensation Committee, provided that, unless determined otherwise by the Compensation Committee, such options will be fully vested and exercisable on the date of grant. Each option granted pursuant to the

Director Stock Plan will terminate upon the earlier to occur of (i) the expiration of ten years following the date upon which the option is granted and (ii) a period fixed by the Compensation Committee in the award agreement; however, an award agreement may provide that in the event that a participant dies while an option is exercisable, the option will remain exercisable by the participant’s estate or beneficiary only until the first anniversary of the participant’s date of death and whether or not such first anniversary occurs prior to or following the expiration of the relevant period referred to above. Upon its exercise, an option may be settled, in the Compensation Committee’s discretion, for a cash amount equal to the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the exercise price of the option. The Director Stock Plan, as amended, prohibits, in each case, without the approval of the Company’s stockholders (1) repricing options and stock appreciation rights (other than in connection with Adjustment Events), (2) repurchasing options or stock appreciation rights for cash when the exercise price equals or exceeds the fair market value of a share of the Company’s Class A Common Stock or (3) option or stock appreciation right automatic reload provisions.

The Company may also grant restricted stock units to participants. A restricted stock unit is an unfunded, unsecured right to receive a share of Class A Common Stock (or cash or other property) at a future date upon the satisfaction of the conditions specified by the Compensation Committee in the Director Award agreement. Unless otherwise provided by the Compensation Committee, such restricted stock units will be fully vested on the date of grant and will also carry a dividend equivalent right representing an unfunded and unsecured promise to pay to the relevant participant an amount equal to the ordinary cash dividends that would have been paid upon any share underlying a restricted stock unit had such shares been issued. If a restricted stock unit is not fully vested at the date of grant, the dividend equivalent right will not apply until such restricted stock unit is vested.

The Compensation Committee may grant other equity-based or equity-related awards (including without limitation restricted shares, unrestricted shares and share appreciation awards) to non-employee directors subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.

Amendment; Termination

The Board or the Compensation Committee may discontinue the Director Stock Plan at any time and from time to time may amend or revise the terms of the Director Stock Plan or any Director Award agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of the stock exchange on which the Company’s shares are listed. Consent of the participant will not be required solely pursuant to the previous sentence in respect of any adjustment made in light of a Director Stock Plan Adjustment Event, except to the extent the terms of a Director Award agreement expressly refer to a Director Stock Plan Adjustment Event, in which case such terms will not be amended in a manner unfavorable to a participant (other than if immaterial) without such participant’s consent.

U.S. Federal Tax Implications of Options and Restricted Stock Units Under the Director Stock Plan

The following summary generally describes the principal Federal (but not state and local) income tax consequences of the issuance and exercise of options and restricted stock units under the Director Stock Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Code and the regulations thereunder relating to these matters are complex and subject to change and their impact in any one case may depend upon the particular circumstances.

A non-employee director will not realize any income, and the Company will not be entitled to a deduction, at the time that a stock option is granted under the Director Stock Plan or at the time that a stock option vests. Upon exercising an option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid is taxable to a non-employee director as ordinary income (not as capital gain). The Company will be entitled to a corresponding deduction, in an amount equal to the fair market value on the exercise date of the shares subject to the option over the exercise price of the option. The non-employee director will have a basis in the shares received as a result of the exercise, for purposes of computing capital gain or loss, equal to the fair market value of the shares on the exercise date and the non-employee director’s holding period in the shares received will commence on the day after the date of exercise.

A non-employee director will not realize any income, and the Company will not be entitled to a deduction, at the time that a restricted stock unit is granted under the Director Stock Plan or at the time that a restricted stock unit vests. Upon payment or settlement of a restricted stock unit award in Class A Common Stock or cash, the non-employee director will recognize ordinary income, and the Company will be entitled to a corresponding deduction, equal to the fair market value of any Class A Common Stock or cash received.

New Plan Benefits

For a discussion of new plan benefits, see “New Plan Benefits Table” below.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

NEW PLAN BENEFITS TABLE

As discussed above, only non-employee directors are eligible to receive benefits under the Director Stock Plan. The Compensation Committee has the discretion to determine the compensation of non-employee directors, including any awards under the Director Stock Plan. Accordingly, the Company cannot currently determine the number of awards that any non-employee director may receive under the Director Stock Plan, as amended by Proposal 3, if approved by stockholders. The closing price of a share of Class A Common Stock on October 21, 2019 was $16.18 per share. The following table sets forth awards that were received by the persons and groups named below for the fiscal year ended June 30, 2019 under the Director Stock Plan.

Name and Principal Position	Director Stock Plan Dollar Value($)(1)	Director Stock Plan Number of Units(1)
James L. Dolan Executive Chairman	—	—
Andrea Greenberg President and Chief Executive Officer	—	—
Bret Richter Executive Vice President, Chief Financial Officer and Treasurer	—	—
Lawrence J. Burian Executive Vice President and General Counsel	—	—
Dawn Darino-Gorski Senior Vice President, Controller and Principal Accounting Officer	—	—
All Executive Officers	—	—
All Non-Employee Directors	752,143	46,486
All Employees who are not Executive Officers	—	—

(1)

Reflects the grant date fair value of restricted stock units granted on December 6, 2018 to each non-employee director. Options have not been granted to non-employee directors under the Director Stock Plan. See “Board and Governance Practices — Director Compensation” for additional information.

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman
Andrea Greenberg	President and Chief Executive Officer
Bret Richter	Executive Vice President, Chief Financial Officer and Treasurer
Lawrence J. Burian	Executive Vice President and General Counsel
Dawn Darino-Gorski	Senior Vice President, Controller and Principal Accounting Officer

(1)	The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors — Director Nominees for Election by Class B Common Stockholders.”

ANDREA GREENBERG, 60, is the President and Chief Executive Officer of the Company since 2015. Ms. Greenberg has more than 30 years of experience in the sports, entertainment and media industries. Ms. Greenberg served as the Executive Vice President of MSG’s Media business segment (“MSG Media”) from 2010 until the MSG Distribution, at which time she assumed her current role as President and Chief Executive Officer. As Executive Vice President of MSG Media, Ms. Greenberg was responsible for all aspects of the media division, including programming, marketing, sales and operations, and directed all major transactional activities of the division. Ms. Greenberg previously served as the Executive Vice President of the MSG Entertainment business segment from 2008 to 2009 while such business was owned by Cablevision before the Company was spun-off from Cablevision in 2010. Prior to joining the Company, Ms. Greenberg spent more than 25 years at Rainbow Media Holdings, the former Cablevision programming subsidiary that spun-off from Cablevision in 2011 to become AMC Networks, last serving as President of Rainbow Media Ventures from 2004 to 2008. Ms. Greenberg has served as a director of the Garden of Dreams Foundation since 2015.

BRET RICHTER, 49, is the Executive Vice President, Chief Financial Officer and Treasurer of the Company since April 2016 and, since December 2016, is also responsible for the oversight of the Company’s human resources function. Previously, he was Executive Vice President and Chief Financial Officer of the

Company from September 2015 to March 2016. Prior to that, Mr. Richter served as the Executive Vice President, Corporate Finance and Development of Cablevision from 2014 to 2015. In his role at Cablevision, Mr. Richter was responsible for overseeing Cablevision’s financial strategy and development, corporate financial planning, business planning, and mergers and acquisitions. Mr. Richter previously served as Cablevision’s Senior Vice President, Financial Strategy and Development from 2005 to 2014, during which time he was responsible for mergers and acquisitions, investor relations, corporate development and other corporate initiatives. Before joining Cablevision in 2005, Mr. Richter served as President of The Richter Consulting Group, Inc., a privately held advisory firm that provided consulting services to early stage media companies. Prior to that, Mr. Richter served as Senior Vice President of Finance at NTL Incorporated (a predecessor of Virgin Media) and was also a member of the media investment banking advisory team at Salomon Brothers Inc. Mr. Richter has served as President of the Alumni Association Board of the Cornell College of Agriculture and Life Sciences since 2019 and previously served as President Elect and Vice President, Planning and Marketing from 2018 to 2019 and Treasurer from 2016 to 2018. Since 2019, he has also served as a member of the Cornell University Council.

LAWRENCE J. BURIAN, 49, is the Executive Vice President and General Counsel of the Company since 2010. Mr. Burian is also the Executive Vice President and General Counsel of

MSG since 2015. He also served as the Secretary of both the Company and MSG from 2010 and 2015, respectively, until December 2018. Mr. Burian previously served in various roles at Cablevision, including: Senior Vice President, Associate General Counsel from 2005 until 2010; Vice President and Associate General Counsel from 2002 to 2004; and Assistant General Counsel from 2000 to 2002. He was an Associate at Davis Polk & Wardwell LLP from August 1995 to 2000 and September 1994 to January 1995. He was a Law Clerk to Justice Aharon Barak, Deputy President (later President) of the Supreme Court of Israel from January 1995 to June 1995. Mr. Burian has served as a director of the Garden of Dreams Foundation since 2011, Boston Calling Events LLC since 2016, TAO Group since 2017 and is a Trustee of the American Society for Yad Vashem, the Hebrew Home for the Aged at Riverdale (d/b/a Hebrew Home at Riverdale) and ElderServe Health, Inc. (d/b/a RiverSpring Health Plans) since 2017. Mr. Burian previously served as a director of Tribeca Enterprises LLC from 2014 to August 2019 and Fuse Media, Inc. from 2014 to July 2019.

DAWN DARINO-GORSKI, 51, is the Senior Vice President, Controller and Principal Accounting Officer of the Company since 2015. Ms. Darino-Gorski previously served as the Vice President of External Reporting and Consolidations of the Company from 2010 through 2015. This position had overall responsibility for the planning, coordination and preparation of the Company’s quarterly and annual financial statement filings with the SEC and ensuring that the Company’s consolidated financial results were in compliance with generally accepted accounting principles. Prior to that time, Ms. Darino-Gorski held positions of increasing responsibility within the Company’s finance organization. Before joining the Company in 1996, Ms. Darino-Gorski served as Senior Financial Analyst and Manager of External Reporting at Reader’s Digest Association, Inc. Ms. Darino-Gorski began her career in public accounting at Arthur Andersen.

TRANSACTIONS WITH RELATED PARTIES

RELATIONSHIP BETWEEN US, MSG AND AMC NETWORKS

As a result of the MSG Distribution, the Company no longer holds a common stock ownership interest in MSG. However, the Company, MSG and AMC Networks continue to be under the control of members of the Charles F. Dolan family and certain related family entities. In connection with the MSG Distribution, the Company and MSG and AMC Networks entered into the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our 2019 Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSG and AMC Networks is set forth in Note 15 to our financial statements included in our 2019 Form 10-K.

Distribution Agreement

On September 11, 2015, we entered into the Distribution Agreement with MSG (the “MSG Distribution Agreement”) in connection with the MSG Distribution. Under the Distribution Agreement, the Company and MSG provided each other with indemnities with respect to certain liabilities, and released each other from certain claims, in each case arising out of each company’s business and other matters related to the MSG Distribution. The MSG Distribution Agreement also provides for access to records and information, cooperation in defending litigation, and methods of resolution for certain disputes.

Tax Disaffiliation Agreement

On September 11, 2015, we entered into a Tax Disaffiliation Agreement with MSG (the “MSG Tax Disaffiliation Agreement”) that governs

MSG’s and our respective rights, responsibilities and obligations with respect to taxes (including any interest, penalties, additions to tax or additional amounts in respect of such taxes) and tax benefits, the filing of tax returns, the control of audits and other tax matters following the MSG Distribution.

The MSG Tax Disaffiliation Agreement also requires that none of the Company, MSG or any of their respective subsidiaries take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the MSG Distribution from qualifying as a tax-free transaction to the Company and to its stockholders under Section 355 of the Code, or would otherwise cause holders of the Company’s stock receiving MSG stock in the MSG Distribution to be taxed as a result of the MSG Distribution and certain transactions undertaken in connection with the MSG Distribution. Moreover, each party must indemnify the other party and its subsidiaries, officers and directors for any taxes resulting from action or failure to act, if such action or failure to act precludes the MSG Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

Services Agreement

Effective July 1, 2018, we and MSG entered into a Services Agreement under which MSG provides certain management and other services to the Company, including with respect to such areas as information technology, accounts payable, payroll, tax, certain legal functions, human resources, insurance and risk management, investor relations, corporate communications, benefit plan administration and reporting, and internal audit as well as certain executive support services described below. See “— Other Arrangements and Agreements with MSG and/or AMC Networks.” The Company similarly provides certain services to MSG. The Company and MSG, as parties receiving services under the agreement, agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party providing services under the agreement agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s provision of services under the agreement if such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. In connection with the expiration of the Services Agreement on June 30, 2019, we entered into an interim agreement with MSG, pursuant to which each party provides the other with the same services on the same terms. We expect to enter into a new services agreement this calendar year which will be retroactive to July 1, 2019.

Employee Matters Agreement

We have in place an Employee Matters Agreement with MSG that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the MSG Distribution.

Media Rights Agreements

The media rights agreements between the Company and MSG covering the New York Knicks of the NBA (the “Knicks”) and the New York Rangers of the NHL (the “Rangers”) provide MSG exclusive media rights to team games in their local markets. Each of the media rights agreements has a stated term of 20 years, with an annual rights fee in the fiscal year ended June 30, 2019 of $113.42 million for the Knicks and $34.06 million for the Rangers. The rights fee in each media rights agreement increases annually; for the fiscal year ending June 30, 2020, the stated rights fee increased to $118.02 million for the Knicks and $35.44 million for the Rangers. The rights fee is subject to adjustments in certain circumstances, including if MSG does not make available a minimum number of games in any year. We have certain rights to match third-party offers received by the Knicks or Rangers, as the case may be, for the media rights following the term of the agreement.

Advertising Sales Representation Agreement

In connection with the MSG Distribution, the Company entered into an Advertising Agreement pursuant to which MSG has the exclusive right and obligation, for a commission, to sell advertising availabilities of the Company for an initial stated term of seven years, subject to certain termination rights, including MSG’s right to terminate if the Company and MSG are no longer affiliates and our right to terminate if certain sales thresholds are not met unless MSG pays us the shortfall. All of our personnel who had previously worked on advertising sales were transferred to MSG in connection with the MSG Distribution.

Other Arrangements and Agreements with MSG and/or AMC Networks

Beginning in June 2016, the Company agreed to share certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive

Chairman with MSG, and for the Vice Chairman with MSG and AMC Networks. The Company’s portion of such executive support expenses during the fiscal year ended June 30, 2019 was $1.14 million. See “— Dolan Family Arrangements” below for a description of certain additional office sharing arrangements that include MSG and AMC Networks. The Company is party to an agreement with AMC Networks, pursuant to which AMC Networks provides the Company with certain origination, master control and technical services. The Company has also entered into a number of other commercial and technical arrangements and agreements with MSG and its subsidiaries and AMC Networks and its subsidiaries, none of which are material to the Company. For the fiscal year ended June 30, 2019, these additional commercial and technical arrangements and agreements included, but were not limited to, arrangements for the Company’s use of equipment, offices and other premises, provision of transport services and vendor services, access to technology and for use of equipment, offices and other premises.

In addition, the Company and MSG are party to aircraft and remote office space arrangements described below. See “— Aircraft Arrangements” and “— Dolan Family Arrangements.”

AIRCRAFT ARRANGEMENTS

The Company has various arrangements with a subsidiary of MSG, pursuant to which the Company has the right to lease on a “time-sharing” basis certain aircraft. The Company is required to pay MSG specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under Federal Aviation Administration (“FAA”) rules. Pursuant to these arrangements, the Company paid MSG $34,762 for use of such aircraft during the fiscal year ended June 30, 2019. In calculating the amounts payable under these agreements, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies.

Additionally, the Company agreed on an allocation of the costs of certain personal aircraft use with MSG (with respect to Mr. Dolan only) and helicopter use with MSG and AMC Networks by their shared executives. The Company’s portion of such expenses during the fiscal year ended June 30, 2019 was $364,288.

DOLAN FAMILY ARRANGEMENTS

From time to time, certain services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.

The Company was party to an arrangement with Dolan Family Office, LLC (“DFO LLC”), a company controlled by Charles F. Dolan (a director of the Company), MSG and AMC Networks providing for the sharing of certain expenses associated with executive office space which is available to James L. Dolan, Charles F. Dolan and DFO LLC. The Company’s portion of such office space expenses during the fiscal year ended June 30, 2019 was $7,914. Effective September 2018, the Company is no longer party to this arrangement.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST

Our Executive Chairman, James L. Dolan, also serves as the Executive Chairman and Chief Executive Officer of MSG, our Vice Chairman, Gregg G. Seibert, also serves as Vice Chairman of MSG and AMC Networks, our Executive Vice President and General Counsel, Lawrence J. Burian, also serves as Executive Vice President and General Counsel of MSG, and our Secretary, Mark C. Cresitello, also serves as Senior Vice President, Associate General Counsel and Secretary of MSG. Six of our director nominees (including James L. Dolan) also serve as directors of MSG, and James L. Dolan serves as an executive officer of MSG concurrently with his service on our Board. Six of our director nominees also serve as directors of AMC Networks, and Charles F. Dolan serves as an executive officer of AMC Networks concurrently with his service on our Board. Therefore, these officers and directors may have actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSG or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and MSG and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSG and/or AMC Networks and us. In addition, certain of our officers and directors own MSG and/or AMC Networks stock, restricted stock units, performance stock units and/or stock options. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company, MSG or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.

Our Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with MSG and AMC Networks and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In our Certificate of Incorporation, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSG or AMC Networks or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The Certificate of Incorporation also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSG and AMC Networks and/or any of their respective subsidiaries and provides that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 of Regulation S-K adopted by the SEC (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

In addition, our Board has adopted a special approval policy for transactions with MSG and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above.

Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds the current $120,000 threshold. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of the current $120,000 threshold, as well as the handling and resolution of any disputes involving amounts in excess of the current $120,000 threshold. Our executive officers and directors who are also senior executives or directors of MSG and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSG and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of the Company, MSG and/or AMC Networks, as applicable.

Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE’s corporate governance standards.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10% of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the

Company to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2019. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth certain information as of October 10, 2019 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person the Company believes beneficially holds more than 5% of any class of the outstanding shares of the Company based solely on the Company’s review of SEC filings, (ii) each director or director nominee of the Company and (iii) each NEO of the Company.

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Dolan Family Group (3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	2,947,252 13,588,555	6.3% 100%	76.1%
Charles F. Dolan (3)(4)(5)(7) (25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	539,111 6,865,186	1.2% 50.5%	37.9%
Helen A. Dolan (3)(4)(5)(7) (25) – (29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	539,111 6,865,186	1.2% 50.5%	37.9%
James L. Dolan (3)(6)(8)(15)(16)(24) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	1,916,973 3,037,335	4.1% 22.4%	17.7%
Kristin A. Dolan (3)(6)(8)(13)(14)(16)(23) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	1,916,973 3,037,335	4.1% 22.4%	17.7%
Thomas C. Dolan (3)(7)(14)(15)(18)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	80,653 926,958	* 6.8%	5.1%
Brian G. Sweeney (3)(7)(10) (12)(15)(17)(21) 20 Audrey Avenue, 1st Fl Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	184,517 1,595,137	* 11.7%	8.8%
William J. Bell (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Paul J. Dolan (3)(7)(16) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	231,713 2,731,954	* 20.1%	15.1%
Quentin F. Dolan (7)	Class A Common Stock Class B Common Stock	925 —	* —	*
Joel M. Litvin (7)	Class A Common Stock Class B Common Stock	— —	— —	—

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Hank J. Ratner (7)(30)	Class A Common Stock Class B Common Stock	139,194 —	* —	*
John L. Sykes (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Andrea Greenberg (6)	Class A Common Stock Class B Common Stock	193,044 —	* —	*
Bret Richter (6)(11)	Class A Common Stock Class B Common Stock	84,616 —	* —	*
Lawrence J. Burian (6)	Class A Common Stock Class B Common Stock	72,533 —	* —	*
Dawn Darino-Gorski (6)	Class A Common Stock Class B Common Stock	31,589 —	* —	*
Joseph J. Lhota (7)	Class A Common Stock Class B Common Stock	— —	— —	—
All executive officers and directors as a group (4) – (8), (10) – (30)	Class A Common Stock Class B Common Stock	3,304,890 12,667,441	7.1% 93.2%	71.2%
Deborah A. Dolan-Sweeney (3)(7)(10)(12)(15)(17)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	184,517 1,595,137	* 11.7%	8.8%
Marianne Dolan Weber (3)(9)(15)(18)(22) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	156,206 890,802	* 6.6%	5.0%
Kathleen M. Dolan (3)(15)(20) – (24) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	375,384 5,499,007	* 40.5%	30.3%
Mary S. Dolan (3)(17) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	142,387 7,108,011	* 52.3%	39.0%
Matthew J. Dolan (3)(18) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	91,737 1,817,760	* 13.4%	10.0%
Corby Dolan Leinauer (3)(19) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	81,934 6,189,030	* 45.5%	34.0%

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Charles F. Dolan Children Trust FBO Kathleen M. Dolan (3)(20) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	47,864 918,981	* 6.8%	5.1%
Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney (3)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	47,864 918,981	* 6.8%	5.1%
Charles F. Dolan Children Trust FBO Marianne Dolan Weber (3)(22) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	47,864 890,802	* 6.6%	4.9%
Charles F. Dolan Children Trust FBO Thomas C. Dolan (3)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	39,886 926,958	* 6.8%	5.1%
Charles F. Dolan Children Trust FBO James L. Dolan (3)(24) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	87,750 1,812,973	* 13.3%	10.0%
Charles F. Dolan 2009 Family Trust FBO James L. Dolan (3)(4)(5)(25) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	13,295 1,291,206	* 9.5%	7.1%
Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan (3)(4)(5)(26) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 1,291,206	* 9.5%	7.1%
Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan (3)(4)(5)(27) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	13,295 1,216,206	* 9.0%	6.7%
Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber (3)(4)(5)(28) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	13,295 1,279,206	* 9.4%	7.0%

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (3)(4)(5)(29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 1,111,206	* 8.2%	6.1%
Ariel Investments, LLC (31) 200 E. Randolph Street Suite 2900 Chicago, IL 60601	Class A Common Stock Class B Common Stock	7,002,559 —	15.0% —	3.8%
The Vanguard Group (32) 100 Vanguard Blvd. Malvern, PA 19355	Class A Common Stock Class B Common Stock	6,123,820 —	13.2% —	3.4%
BlackRock, Inc. (33) 55 East 52nd Street New York, NY 10055	Class A Common Stock Class B Common Stock	4,585,346 —	9.8% —	2.5%
ClearBridge Investments, LLC (34) 620 8th Avenue New York, NY 10018	Class A Common Stock Class B Common Stock	4,042,512 —	8.7% —	2.2%
FMR LLC (35) 245 Summer Street Boston Massachusetts 02210	Class A Common Stock Class B Common Stock	4,034,258 —	8.7% —	2.2%
GAMCO Investors, Inc. (36) One Corporate Center Rye, NY 10580	Class A Common Stock Class B Common Stock	3,532,944 —	7.6% —	1.9%

*    Less than 1%.

(1)

Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share-based compensation in the aggregate, not by specific tranche or award.

(2)

Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share-for-share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of our Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of our Class B Common Stock have the right to elect the remaining members of our Board.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan, individually and as Trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”); Helen A. Dolan, individually and as Trustee of the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”), and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne E. Dolan Weber; Deborah A. Dolan-Sweeney; CFD 2009 Trust; HAD 2009 Trust; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; 2009 Family Trust FBO James L. Dolan; 2009 Family Trust FBO Thomas C. Dolan; 2009 Family Trust FBO Kathleen M. Dolan; 2009 Family Trust FBO Marianne E. Dolan Weber; 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; and Tara Dolan 1989 Trust. Individuals who are not Group Members but are trustees of trusts that are Group Members include Corby Dolan Leinauer, as a Trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trust FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as a Trustee of the Dolan Children Trusts FBO Deborah Dolan-Sweeney and each of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 2,947,252 shares of Class A Common Stock (including 1,487,150 shares of Class A Common Stock owned of record in the aggregate, options to purchase 1,460,102 shares of Class A Common Stock that are exercisable within 60 days of October 10, 2019) and (ii) 13,588,555 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 13,588,555 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own an additional 116,793 shares of Class A Common Stock.

(4)

Charles F. Dolan may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 539,111 shares of Class A Common Stock (including 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee, 390,408 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 6,865,186 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and an aggregate of 6,189,030 shares of Class B Common Stock owned by the 2009 Family Trusts). Includes an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 390,408 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts.

(5)

Helen A. Dolan may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 539,111 shares of Class A Common Stock (including 390,408 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee) and 6,865,186 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Helen A. Dolan’s spouse, Charles F. Dolan, may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 390,408 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee, and 6,865,186 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(6)

Does not include unvested restricted stock units, target amount of unvested performance stock units, unvested time-based stock options and target amount of unvested performance-based stock options granted under the Employee Stock Plan (except for restricted stock units and performance stock units subject to vesting and stock options and performance-based stock options exercisable, in each case, within 60 days of October 10, 2019). The excluded number of restricted stock units for the following individuals is: Mr. James L. Dolan, 0 units; Ms. Andrea Greenberg, 173,141 units; Mr. Bret Richter, 59,429 units; Mr. Lawrence J. Burian, 29,917 units; and Ms. Dawn Darino-Gorski, 21,270 units. The excluded number of target performance stock units for the following individuals is: Mr. James L. Dolan, 0 units; Ms. Andrea Greenberg, 254,401 units; Mr. Bret Richter, 81,570 units; Mr. Lawrence J. Burian, 41,391 units; and Ms. Dawn Darino-Gorski, 30,762 units. The excluded number of time-based stock options and target performance-based stock options for Mr. Dolan are 908,177 and 1,297,633, respectively.

(7)

Does not include restricted stock units granted under the Company’s 2010 Stock Plan for Non-Employee Directors, as amended. The excluded number of restricted stock units for the following individuals is: Messrs. William J. Bell, 22,243 units; Charles F. Dolan, 39,823 units; Paul J. Dolan, 22,243 units; Quentin F. Dolan, 22,243 units; Thomas C. Dolan, 39,823 units; Joseph J. Lhota, 15,874 units; Joel M. Litvin, 22,243 units; Hank J. Ratner, 22,243 units; Brian Sweeney, 39,823 units; Kristin A. Dolan, 7,430 units and John L. Sykes, 23,153 units.

(8)

James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 1,805,160 shares of Class A Common Stock (including 343,583 shares of Class A Common Stock owned of record personally and 1,475 shares of Class A Common Stock held as custodian for one or more minor children, and options owned of record personally to purchase 1,460,102 shares of Class A Common Stock that are exercisable within 60 days of October 10, 2019) and 1,224,362 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 111,813 shares of Class A Common Stock (including 1,250 shares of Class A Common Stock owned jointly with his spouse, 22,813 shares of Class A Common Stock owned of record personally by his spouse and 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 1,812,973 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 1,475 shares of Class A Common Stock held as custodian for one or more minor children, 22,813 shares of Class A Common Stock owned of record personally by his spouse, and 87,750 shares of Class A Common Stock and 1,812,973 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(9)

Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 9,191 shares of Class A Common Stock and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 147,015 shares of Class A Common Stock (including 925 shares of Class A Common Stock owned of record by a member of her household, 625 shares of Class A Common Stock owned of record personally by her spouse, 97,601 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc. and 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 925 shares of Class A Common Stock owned of record by a member of her household, 625 shares of Class A Common Stock owned of record personally by her spouse, 97,601 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc., 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(10)

Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 27,057 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 157,460 shares of Class A Common Stock (including 20,618 shares of Class A Common Stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 6,750 shares Class A Common Stock held in trust for his children for which he serves as trustee, 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and 1,595,137 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and 918,981 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of his spouse). He disclaims beneficial ownership of the 20,618 shares of Class A Common Stock owned by his spouse, the 6,750 shares of Class A Common Stock held in trusts for his children for which he serves as trustee, 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 1,595,137 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and 918,981 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of his spouse).

(11)

Bret Richter may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 84,616 shares of Class A Common Stock (including 84,516 shares of Class A Common Stock held directly and 100 shares of Class A Common Stock owned by a minor child). Mr. Richter disclaims beneficial ownership of the 100 shares of Class A Common Stock owned by a minor child.

(12)

Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 20,618 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 163,899 shares of Class A Common Stock (including 27,057 shares of Class A Common Stock owned of record by her spouse, 6,750 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee, 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 1,595,137 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 918,981 shares of Class B Common Stock owned of record by the Dolan Children Trust for her benefit). She disclaims beneficial ownership of 27,057 shares of Class A Common Stock owned of record by her spouse, 6,750 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee, 82,228 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 47,864 shares of Class A Common Stock and 1,595,137 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 676,156 shares of Class B Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 918,981 shares of Class B Common Stock owned of record by the Dolan Children Trust for her benefit).

(13)

Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 22,813 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,894,160 shares of Class A Common Stock (including 1,250 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 343,583 shares of Class A Common Stock owned of record by her spouse, options owned of record by her spouse to purchase 1,460,102 shares of Class A Common Stock that are exercisable within 60 days of October 10, 2019, 1,475 shares of Class A Common Stock held by her spouse as custodian for one or more minor children and 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse) and 3,037,335 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 1,224,362 shares of Class B Common Stock owned of record by her spouse and 1,812,973 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of 1,475 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 343,583 shares of Class A Common Stock owned of record by her spouse, options owned of record by her spouse to purchase 1,460,102 shares of Class A Common Stock that are exercisable within 60 days of October 10, 2019, 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse and 3,037,335 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 1,224,362 shares of Class B Common Stock owned of record by her spouse and 1,812,973 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse).

(14)

Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 40,767 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(15)

Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,555 shares of Class A Common Stock (including 4,705 shares of Class A Common Stock owned of record personally and 1,850 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 30,312 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 368,829 shares of Class A Common Stock (including 97,601 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc. and an aggregate of 271,228 shares of Class A Common Stock owned of record by the Dolan Children Trusts) and an aggregate of 5,468,695 shares of Class B Common Stock and the equal number of shares of

Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts. She disclaims beneficial ownership of 1,850 shares of Class A Common Stock held as custodian for one or more minor children, 97,601 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc., an aggregate of 271,228 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 5,499,007 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust.

(16)

Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 96,099 shares of Class A Common Stock (including 4,657 shares of Class A Common Stock held as custodian for one or more minor children and 91,442 shares of Class A Common Stock owned of record by the CFD Trust No. 10) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 135,614 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan and an aggregate of 2,731,954 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan. He disclaims beneficial ownership of 4,657 shares of Class A Common Stock held as custodian for one or more minor children, 91,442 shares of Class A Common Stock owned of record by the CFD Trust No. 10, an aggregate of 135,614 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, and an aggregate of 2,731,954 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan.

(17)

Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 6,839 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 135,548 shares of Class A Common Stock (including 7,809 shares of Class A Common Stock owned jointly with her spouse, 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 7,108,011 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 918,981 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney and an aggregate of 6,189,030 shares of Class B Common Stock owned of record by the 2009 Family Trusts). She disclaims beneficial ownership of 6,839 shares of Class A Common Stock held as custodian for one or more minor children, 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan- Sweeney and an aggregate of 6,189,030 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(18)

Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,387 shares of Class A Common Stock (including 1,225 shares of Class A Common Stock owned of record personally and 1,162 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 89,350 shares of Class A Common Stock (including 950 shares of Class A Common Stock owned jointly with his spouse, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan) and an aggregate of 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan. He disclaims beneficial ownership of 1,162 shares of Class A Common Stock held as custodian for a minor child, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan.

(19)

Corby Dolan Leinauer may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 81,934 shares of Class A Common Stock (including 2,059 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 6,189,030 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned of record by the 2009 Family Trusts. She disclaims beneficial ownership of 2,059 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 837 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 10,052 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, an aggregate of 66,475 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 6,189,030 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned of record by the 2009 Family Trusts.

(20)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(21)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(22)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(23)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(24)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(25)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(26)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(27)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(28)

Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(29)

Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(30)

Hank J. Ratner may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 139,194 shares of Class A Common Stock (including 139,094 shares of Class A Common Stock held directly and 100 shares of Class A Common Stock owned of record by a member of his household). Mr. Ratner disclaims beneficial ownership of the 100 shares of Class A Common Stock owned by a member of his household.

(31)

Based upon a Schedule 13G (Amendment No. 4) filed with the SEC on February 14, 2019, Ariel Investments, LLC beneficially owns 7,002,559 shares of Class A Common Stock. Ariel Investments, LLC has sole voting power over 6,647,200 shares of Class A Common Stock and sole dispositive power over 7,002,559 shares of Class A Common Stock.

(32)

Based upon a Schedule 13G (Amendment No. 8) filed with the SEC on February 11, 2019, The Vanguard Group (“Vanguard”) beneficially owns 6,123,820 shares of Class A Common Stock. Vanguard has sole voting power over 59,395 shares of Class A Common Stock, shared voting power over 7,606 shares of Class A Common Stock, sole dispositive power over 6,063,834 shares of Class A Common Stock and shared dispositive power over 59,986 shares of Class A Common Stock.

(33)

Based upon a Schedule 13G (Amendment No. 2) filed with the SEC on February 6, 2019, BlackRock, Inc. (“BlackRock”) beneficially owns 4,585,346 shares of Class A Common Stock. BlackRock has sole voting power over 4,382,797 shares of Class A Common Stock and sole dispositive power over 4,585,346 shares of Class A Common Stock.

(34)

Based upon a Schedule 13G (Amendment No. 5) filed with the SEC on February 14, 2019, ClearBridge Investments, LLC (“ClearBridge Investments”) beneficially owns 4,042,512 shares of Class A Common Stock. ClearBridge Investments has sole voting power over 3,919,680 shares of Class A Common Stock and sole dispositive power over 4,042,512 shares of Class A Common Stock. ClearBridge Investments is not affiliated with ClearBridge Compensation Group, the independent compensation consultant to the Compensation Committee of the Company’s Board.

(35)

Based upon a Schedule 13G filed with the SEC on February 13, 2019, FMR LLC (“Fidelity”) beneficially owns 4,034,258 shares of Class A Common Stock. Fidelity has sole voting power over 1,997,007 shares of Class A Common Stock and sole dispositive power over 4,034,258 shares of Class A Common Stock.

(36)

Based upon a Schedule 13D (Amendment No. 2) filed with the SEC on November 20, 2017, certain operating subsidiaries of GAMCO Investors, Inc. (“GAMCO”) beneficially hold, or exercise investment discretion over various institutional accounts which would hold, an aggregate of 3,532,944 shares of Class A Common Stock. Mario J. Gabelli who directly or indirectly controls, or for which he acts as Chief Investment Officer of all the GAMCO filing entities, is deemed to have beneficial ownership of the shares of Class A Common Stock held by such entities.

The Dolan family, including trusts for the benefit of members of the Dolan family (collectively, the “Dolan Family Group”), by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters on which holders of our Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. Members of the Dolan Family Group are parties to a Stockholders Agreement, which has the effect of causing the voting power of the Class B stockholders to be cast as a block on all matters to be voted on by holders of our Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan Family Group are to be voted on all matters in accordance with the determination of the Dolan Family Committee, except that the decisions of the Dolan Family Committee are non-binding with respect to the shares of Class B Common Stock owned by certain Dolan family trusts that collectively own approximately 40.5% of the outstanding Class B Common Stock.

The Dolan Family Committee consists of Charles F. Dolan and five of his children, James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber. The Dolan Family Committee generally acts by a majority vote, except that a going-private transaction must be approved by a two-thirds vote and a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. Shares of Class B Common Stock owned by the Excluded Trusts are to be voted on all matters in accordance with the determination of the Excluded Trusts holding a majority of the Class B Common Stock held by all Excluded Trusts, except in the case of a vote on a going-private transaction or a change in control transaction, in which case a vote of Excluded Trusts holding two-thirds of the Class B Common Stock owned by the Excluded Trusts is required.

Charles F. Dolan, all other holders of our Class B Common Stock (other than the Charles F. Dolan Children Trusts), the Dolan Children’s Foundation, the Dolan Family Foundation and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 10, 2019, the Dolan Parties owned approximately 8.1 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 59.8% of our Class B Common Stock as well as approximately 2.7 million shares of Class A Common Stock (including options), which represented approximately 5.7% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented 17.9% of our Common Stock and 46.0% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 10, 2019, the Children Trusts owned approximately 5.5 million shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 40.2% of our Class B Common Stock, as well as 271,228 shares of Class A Common Stock, which represented approximately 0.6% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 9.5% of our Common Stock and 30.1% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust

Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such shares will be converted into shares of Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to any other shares of Class B Common Stock (including the Dolan Shares).

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2019 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Our stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2020 annual meeting and have those proposals included in the proxy materials to be distributed by us in connection with our 2020 annual meeting must submit their proposals to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001 on or before June 27, 2020. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2020 proxy statement.

In accordance with our Amended By-laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2020 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to MSG Networks Inc., Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address and the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder.

ADVANCE NOTICE OF PROXY HOLDERS AND QUALIFIED REPRESENTATIVES

Our stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on November 25, 2019 in order to allow enough time for the issuance of an admission ticket to such person. Notices should be directed to MSG Networks Inc., Attention: Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001.

2019 FORM 10-K

A copy of the Company’s 2019 Form 10-K, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to MSG Networks Inc., Attention: Corporate Secretary, 11 Pennsylvania Plaza, New York, NY 10001.

You also may obtain our 2019 Form 10-K by Internet at the SEC’s website, www.sec.gov, or at www.msgnetworks.com by clicking on “Investors,” then “Financials & Filings” and following the link from our “SEC Filings” page.

Mark C. Cresitello

Secretary

New York, NY

October 25, 2019

ANNEX A – RECONCILIATION OF NON-GAAP AMOUNTS

ADJUSTED OPERATING INCOME

The Company believes that presenting Adjusted Operating Income (“AOI”), a non-GAAP measure, is meaningful, as it reflects measures considered by the Compensation Committee in making its compensation determinations. The Company defines AOI as operating income before (1) depreciation, amortization and impairments of property and equipment and intangible assets, (2) share-based compensation expense or benefit, (3) restructuring charges or credits and (4) gains or losses on sales or dispositions of businesses. Because it is based upon operating income, AOI also excludes interest expense (including cash interest expense) and other non-operating income and expense items. The Company believes that the exclusion of share-based compensation expense or benefit allows investors to better track the performance of the Company without regard to the settlement of an obligation that is not expected to be made in cash. The Company believes AOI is an appropriate measure for evaluating the operating performance of the Company. AOI and similar measures with similar titles are common performance measures used by investors and analysts to analyze our performance. Internally, the Company uses revenues and AOI measures as the most important indicators of our business performance and evaluates management’s effectiveness with specific reference to these indicators. AOI should be viewed as a supplement to and not a substitute for operating income, net income, cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Since AOI is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies. All dollar amounts included in this Annex A are presented in thousands, except as otherwise noted.

The following is a reconciliation of operating income (GAAP) to AOI (non-GAAP):

	Twelve Months Ended June 30,
	2019	2018
Operating income	$309,899	$313,158
Share-based compensation expense	18,087	13,979
Depreciation and amortization	7,398	9,338

Adjusted operating income	$335,384	$336,475

A-1

Set forth below is a calculation of the Company’s leverage ratio:

	June 30,
	2019	2018
Cash and cash equivalents	$226,423	$205,343
Credit facility debt(1)	1,021,250	1,196,250

Net debt	$794,827	$990,907

Leverage ratio(2)	2.4x	2.9x

(1)  Represents aggregate principal amount of debt outstanding.

(2)  Represents net debt divided by annualized AOI, which differs from the covenant calculation contained in the Company’s credit facility in effect as of June 30, 2019.

FREE CASH FLOW

The Company defines Free Cash Flow (“FCF”) as net cash provided by operating activities from continuing operations less capital expenditures. The Company believes that FCF is useful as an indicator of the Company’s overall ability to generate liquidity, as the amount of FCF generated in any period is representative of cash that is generated for debt repayment, investment, and other discretionary and non-discretionary cash uses. The Company also believes that FCF is one of several benchmarks used by analysts and investors for comparison of the Company’s generation of liquidity with other companies in the industry, although the Company’s measure of FCF may not be directly comparable to similar measures reported by other companies. The Company believes the most comparable GAAP financial measure is net cash provided by operating activities from continuing operations. Net cash provided by operating activities from continuing operations excludes net cash provided by operating activities of discontinued operations.

The following is a reconciliation of net cash provided by operating activities from continuing operations (GAAP) to FCF (non-GAAP):

Twelve Months Ended June 30, 2019
Net cash provided by operating activities from continuing operations	$205,959
Less: Capital expenditures	(2,879)

Free cash flow	$203,080

A-2

ANNEX B – MSG NETWORKS INC. 2010 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED THROUGH DECEMBER 6, 2019

1. Purpose. The purposes of the MSG Networks Inc. 2010 Stock Plan for Non-Employee Directors, as amended, are to attract and retain individuals who are not employees of the Company as members of the Board of Directors, by encouraging them to acquire a proprietary interest in the Company which is parallel to that of the stockholders of the Company.

2. Definitions. The following terms shall have the respective meanings assigned to them as used herein:

(a) “Award” shall mean an Option, Restricted Stock Unit and other stock-based award granted under the Plan.

(b) “Award Agreement” shall mean an agreement which may be entered into by a Participant and the Company, setting forth the terms and provisions applicable to Awards granted to such Participant.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted at any time.

(d) “Committee” shall mean the Compensation Committee of the Board of Directors, as described in Section 3.

(e) “Company” shall mean MSG Networks Inc., a Delaware corporation.

(f) “Consent” shall mean (i) any listing, registration or qualification requirement in respect of an Award or Share with respect to any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification requirement or to obtain an exemption therefrom, (iii) any and all other consents, clearances and approvals in respect of an action under the Plan by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (iv) any and all consents by the Participant to (A) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan and (B) the Company’s imposing sales and transfer procedures and restrictions on Shares delivered under the Plan and (v) any and all other consents or authorizations required to comply with, or required to be obtained under law.

(g) “Fair Market Value” on a specified date shall mean the closing price for a Share on the stock exchange, if any, on which such Shares are primarily traded, but if no Shares were traded on such date, the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the New York Stock Exchange or any other stock exchange on which the Shares may be traded, or, if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

(h) “GAAP” shall mean accounting principles generally accepted in the United States of America.

(i) “Non-Employee Director” shall mean a member of the Board of Directors who is not a current employee of the Company or its subsidiaries.

(j) “Option” shall mean an option granted pursuant to Section 6.1 of the Plan.

(k) “Participant” shall mean a Non-Employee Director who has been granted an Award under the Plan.

(l) “Plan” shall mean the MSG Networks Inc. 2010 Stock Plan for Non-Employee Directors, as amended from time to time.

(m) “Restricted Stock Unit” shall mean a restricted stock unit granted pursuant to Section 6.2 of the Plan, each such unit representing an unfunded and unsecured promise to deliver a Share (or cash or other property equal in value to the Share).

(n) “Share” shall mean a share of MSG Networks Inc. Class A Common Stock, par value $0.01 per share.

3. Plan Administration.

3.1 Committee. The Plan shall be administered by the Committee, which shall consist of at least two members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Except as otherwise determined by the Board of Directors, the members of the Committee shall be “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”); provided, however, that the failure of the Committee to be so comprised shall not cause any Award to be invalid. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter shall also be referred to as the Committee). It is expected and permitted that members of the Committee shall be Participants.

3.2 Authority. The Committee shall have full authority, subject to the terms of the Plan (including Section 12), to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and all Awards and Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan, (g) grant Awards and determine who shall receive Awards and the terms and conditions of such Awards, (h) amend any outstanding Award in any respect, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested or unrestricted or may be exercised or at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award shall be subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award) or (2) waive or amend any restrictions or conditions applicable to such Award, or impose new restrictions or conditions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended or (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee. The enumeration of the foregoing powers is not intended and should not be construed to limit in any way the authority of the Committee under the Plan which is intended, to the fullest extent permitted by law, to be plenary. The Plan, and all such rules, regulations, determinations and interpretations, shall be binding and conclusive upon the Company, its stockholders and all Participants, and upon their respective legal representatives, heirs, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

3.3 Liability. No member of the Board of Directors or the Committee or any employee of the Company or any of its affiliates (each such person a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, by agreement or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

4. Eligibility. All Non-Employee Directors are eligible for the grant of Awards.

5. Shares Subject to the Plan.

5.1 Number. Effective December 6, 2019, the aggregate number of Shares that may be subject to Awards granted under this Plan after December 6, 2019 shall not exceed 400,000, inclusive of Shares remaining available for grant immediately prior to such effective date, which may be either treasury Shares or authorized but unissued Shares. To the extent that (i) an Award shall be paid, settled or exchanged or shall expire, lapse, terminate or be cancelled for any reason without the issuance of Shares or (ii) any Shares under an Award are not issued because of payment or withholding obligations, then the Committee may also grant Awards with respect to such Shares. Awards payable only in cash or property other than Shares shall not reduce the aggregate remaining number of Shares with respect to which Awards may be made under the Plan and Shares relating to any other Awards that are settled in cash or property other than Shares, when settled, shall be added back to the aggregate remaining number of Shares with respect to which Awards may be made under the Plan. The maximum number of Shares that may be issued under the Plan shall be adjusted by the Committee as appropriate to account for the adjustments provided for in Section 5.2 hereof. Any Shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the Shares available to be delivered pursuant to Awards under this Plan.

5.2 Adjustment in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects Shares such that the failure to make an adjustment to an Award would not fairly protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Committee shall, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of Shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award). In determining adjustments to be made under this Section 5.2, the Committee may take into account such factors as it determines to be appropriate, including without limitation (i) the provisions of applicable law and (ii) the potential tax or accounting consequences of an adjustment (or not making an adjustment) and, in light of such factors or others, may make adjustments that are not uniform or proportionate among outstanding Awards. Any fractional shares or securities payable upon the exercise of an Award as a result of an adjustment pursuant to this Section 5.2 shall, at the election of the Committee, be payable in cash, Shares, or a combination thereof, on such bases as the Committee may determine in its sole discretion.

6. Terms and Conditions of Awards.

6.1 Options.

6.1.1 Terms and Conditions. The form, terms and conditions of each Option shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Options as well as the conditions or circumstances upon which such Options may be accelerated, extended, forfeited or otherwise modified; provided, however, that unless the Award Agreement states otherwise, all Options granted under the Plan shall be fully vested and exercisable on the date of grant. All or any part of any unexercised Options granted to any Participant, to the extent not otherwise exercisable, may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

6.1.2 Exercise Price. The exercise price per Share of the Shares to be purchased pursuant to each Option shall be fixed by the Committee at the time an Option is granted, but in no event shall it be less than the Fair Market Value of a Share on the date on which the Option is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Option or Section 5.2 hereof.

6.1.3 Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Option is outstanding, the Option will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Option was granted.

6.1.4 Written Notice for Exercise. An Option shall be exercised by the delivery to any person who has been designated by the Company for the purpose of receiving the same, of a written notice duly signed by the Participant (or the representative of the estate or the heirs of a deceased Participant) to such effect (or electronic notice in a manner, if any, previously approved by the Company).

6.1.5 Payment. Unless the Company chooses to settle an Option in cash, Shares or a combination thereof pursuant to Section 6.1.6 hereof, the Participant shall be required to deliver to the Company, within five (5) days of the delivery of the notice described above, either cash, a check payable to the order of the Company, Shares duly endorsed over to the Company (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or any combination of such methods, which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Notwithstanding the preceding sentence, the Company may establish an electronic exercise program with a broker and the Company and the Participant may agree upon any other reasonable manner of providing for payment of the exercise price of the Option. Except to the extent the Committee chooses to settle any Option in cash pursuant to Section 6.1.6 hereof, within a reasonable time after exercise of an Option the Company shall either issue to the Participant a certificate representing the Shares purchased pursuant to the exercise of the Option or credit the number of such Shares to a book-entry account. To the extent the Committee chooses to settle any Option in cash pursuant to Section 6.1.6, within a reasonable time after exercise of an Option, the Company shall cause to be delivered to the person entitled thereto a payment for the amount payable pursuant to the exercise of the Option.

6.1.6 Settlement of an Option. When an Option is exercised pursuant to Section 6.1.4 hereof, the Committee, in its sole discretion, may elect, in lieu of issuing Shares pursuant to the terms of the Option, to settle the Option by paying the Participant an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Option is exercised over the exercise price of the Option (the “Option Spread”) by (ii) the number of Shares with respect to which the Option is exercised. The amount payable to the Participant in these circumstances shall be paid by the Company either in cash or in Shares having a Fair Market Value equal to the Option Spread, or a combination thereof, as the Committee shall determine at the time the Option is exercised or at the time the Option is granted.

6.2 Restricted Stock Units.

6.2.1 Terms and Conditions. The form, terms and conditions of each Restricted Stock Unit shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the conditions or circumstances upon which such Restricted Stock Unit will be paid, forfeited or otherwise modified, and the date or dates upon which any Shares, cash or other property shall be delivered to the Participant in respect of the Restricted Stock Units; provided, however, that unless the Award Agreement states otherwise, all Restricted Stock Units granted under the Plan shall be fully vested on the date of grant and shall be payable on such date as determined by the Committee. All or any part of any Restricted Stock Units granted to any Participant, to the extent not otherwise paid, may be paid to the Participant upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

6.2.2 Settlement of Restricted Stock Units. The Committee, in its sole discretion, may instruct the Company to pay on the date when Shares would otherwise be issued pursuant to a Restricted Stock Unit, in lieu of such Shares, a cash amount equal to the number of such Shares multiplied by the Fair Market Value of a Share on the date when Shares would otherwise have been issued. If a Participant is entitled to receive other stock, securities or other property as a result of adjustment, pursuant to Section 5.2 hereof, the Committee, in its sole discretion, may instruct the Company to pay, in lieu of such other stock, securities or other property, cash equal to the fair market value thereof as determined in good faith by the Committee. Until the delivery of such Shares, cash, securities or other property, the rights of a Participant with respect to a Restricted Stock Unit shall be only those of a general unsecured creditor of the Company.

6.2.3 Right to Receive Dividends on Restricted Stock Units. Unless the Committee determines otherwise, during the period prior to payment of the Restricted Stock Unit, all ordinary cash dividends (as determined by the Committee in its sole discretion) that would have been paid upon any Share underlying a Restricted Stock Unit had such Shares been issued shall be paid only at the time and to the extent such Restricted Stock Unit is vested.

6.2.4 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards (including, without limitation, restricted Shares, unrestricted Shares and stock appreciation rights) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares.

7. No Rights of a Stockholder. A Participant shall not have any of the rights or privileges of a stockholder of the Company with respect to the Shares subject to an Award unless and until such Shares have been issued and have been duly registered in the Participant’s name. Thereupon, such Participant shall have full voting, dividend and other ownership rights with respect to such Shares. The Company will not be obligated to issue or deliver any Shares unless and until all legal matters in connection with the issuance and delivery of Shares have been approved by the Company’s counsel and the Company’s counsel determines that all applicable federal, state and other laws and regulations have been complied with and all listing requirements for relevant stock exchanges have been met.

8. Compliance with Rule 16b-3. It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Act”). If any provision of the Plan is later found not to be in compliance with such Rule, the provision shall be deemed null and void. All actions with respect to Awards under the Plan shall be executed in accordance with the requirements of Section 16 of the Act, as amended, and any regulations promulgated thereunder. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the Act or any amendments thereto or any successor regulation, then the Committee may make such modifications so as to conform the Plan and any Awards granted thereunder to the Rule’s requirements.

9. Consents. If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

10. Withholding. If the Company shall be required to withhold any amounts by reason of a federal, state or local tax laws, rules or regulations in respect of any Award, the Company shall be entitled to deduct or withhold such amounts from any payments (including, without limitation Shares which would otherwise be issued to the Participant pursuant to the Award; provided that, to the extent desired for GAAP purposes, such withholding shall not exceed the statutory minimum amount required to be withheld) to be made to the Participant. In any event, the Participant shall make available to the Company, promptly when requested by the Company, sufficient funds or Shares to meet the requirements of such withholding and the Company shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company out of any funds or property due to the Participant.

11. Non-Transferability of Awards. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of members of the Participant’s immediate family (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable except by will or by the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, the Permitted Transferees.

12. Administration and Amendment of Plan. The Board of Directors or the Committee may discontinue the Plan at any time and from time to time may amend or revise the terms of the Plan or any Award Agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a Participant (other than if immaterial), without the consent of the Participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of an exchange on which Shares are traded. Consent of the Participant shall not be required solely pursuant to the previous sentence in respect of any adjustment made pursuant to Section 5.2 except to the extent the terms of an Award Agreement expressly refer to an Adjustment Event, in which case such terms shall not be amended in a manner unfavorable to a Participant (other than if immaterial) without such Participant’s consent.

13. No Repricing & Reloads. Unless otherwise approved by the stockholders of the Company, Options and stock appreciation rights will not be repriced (other than in accordance with the adjustment provisions of Section 5.2), repurchased for cash on a date when the exercise price of such Option or stock appreciation right is equal to or exceeds the Fair Market Value of a Share or be subject to automatic reload provisions.

14. Effective Date. The Plan, as amended, shall become effective on December 6, 2019.

15. Severability. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.

16. Plan Headings. The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

17. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Participants (whether or not such Participants are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the terms and provisions of Awards under the Plan.

18. Governing Law. The Plan and any Award Agreements shall be governed by, and construed in accordance with, the laws of the state of Delaware, without reference to principles of conflicts of laws.

19. Successors and Assigns. The terms of the Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

20. Duration. This Plan shall remain in effect until December 6, 2029 unless sooner terminated by the Committee or the Board of Directors. Awards theretofore granted may extend beyond that date in accordance with the provisions of the Plan.

MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY THE INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 5, 2019 (December 3, 2019 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by MSG Networks Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 5, 2019 (December 3, 2019 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MSG Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 5, 2019 (December 3, 2019 for participants in the AMC Networks Inc. 401(k) Plan).

Annual Meeting Registration: You must register and obtain an admission ticket to attend the annual meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register. Individuals without proper identification and an admission ticket will not be permitted to attend the annual meeting.

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85467-P29532-Z75786 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MSG NETWORKS INC.

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposals 2 and 3 below, as more fully described in the accompanying Proxy Statement.

For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below.

The Board of Directors recommends you vote FOR ALL the following director nominees:

1. Election of the following nominees as directors:

(01) Joseph J. Lhota
(02) Joel M. Litvin
(03) John L. Sykes

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

2. Ratification of the appointment of our independent registered public accounting firm.	☐	☐	☐

3. Approval of our 2010 Stock Plan for Non-Employee Directors, as amended.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

▲	FOLD AND DETACH HERE	▲	E85468-P29532-Z75786

CLASS A PROXY CARD
MSG NETWORKS INC. Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 6, 2019

The undersigned hereby appoints Bret Richter, Lawrence J. Burian and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of MSG Networks Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the J.P. Morgan Club at the Madison Square Garden Arena located on Seventh Avenue between West 31st Street and West 33rd Street, New York, NY 10121, on Friday, December 6, 2019, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR ALL of the director nominees in Proposal 1 and FOR Proposals 2 and 3, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company’s Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the AMC Networks Inc. 401(k) Plan, how to vote these shares. Your proxy must be received no later than 11:59 p.m., Eastern Time, on December 3, 2019 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan’s participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant. Please read the enclosed Proxy Statement for more information.

Important Notice: To attend the Annual Meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m., Eastern Time, on November 25, 2019. For further details, see “How do I attend the 2019 annual meeting in person and what identification must I show?” in the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the annual meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.

(Continued and to be signed on the reverse side)

MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY THE INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 5, 2019. Have your proxy card in hand when you access the website and then follow the instructions provided.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by MSG Networks Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 5, 2019. Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to MSG Networks Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 5, 2019.

Annual Meeting Registration: You must register and obtain an admission ticket to attend the annual meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register. Individuals without proper identification and an admission ticket will not be permitted to attend the annual meeting.

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85469-Z75790 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MSG NETWORKS INC.

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposals 2 and 3 below, as more fully described in the accompanying Proxy Statement.

		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below.

The Board of Directors recommends you vote FOR ALL the following director nominees:

1. Election of the following nominees as directors:

(01) James L. Dolan	(06) Quentin F. Dolan
(02) William J. Bell	(07) Thomas C. Dolan
(03) Charles F. Dolan	(08) Hank J. Ratner
(04) Kristin A. Dolan	(09) Brian G. Sweeney
(05) Paul J. Dolan

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

2. Ratification of the appointment of our independent registered public accounting firm.	☐	☐	☐

3. Approval of our 2010 Stock Plan for Non-Employee Directors, as amended.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

▲	FOLD AND DETACH HERE	▲	E85470-Z75790

CLASS B PROXY CARD

MSG NETWORKS INC.
Solicited by the Board of Directors for the
Annual Meeting of Stockholders on December 6, 2019

The undersigned hereby appoints Bret Richter, Lawrence J. Burian, and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of MSG Networks Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the J.P. Morgan Club at the Madison Square Garden Arena located on Seventh Avenue between West 31st Street and West 33rd Street, New York, NY 10121, on Friday, December 6, 2019, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR ALL of the director nominees in Proposal 1 and FOR Proposals 2 and 3, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Important Notice: To attend the Annual Meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m., Eastern Time, on November 25, 2019. For further details, see “How do I attend the 2019 annual meeting in person and what identification must I show?” in the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the annual meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.

(Continued and to be signed on the reverse side)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to Be Held on December 6, 2019

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	October 21, 2019
Date: December 6, 2019 Time: 10:00 a.m. Eastern Time
Location: J.P. Morgan Club at the
Madison Square Garden Arena
located on Seventh Avenue
between West 31st Street and West 33rd Street
New York, NY 10121

MSG NETWORKS INC. 11 PENNSYLVANIA PLAZA NEW YORK, NY 10001	You are receiving this communication because you hold shares in the company named above.

This is not a ballot or a ticket. You cannot use this notice to vote these shares or attend the annual meeting. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE	PROXY STATEMENT	ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you would like to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 25, 2019 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: You may vote in person at the annual meeting. If you do not own the shares directly, you must have a legal proxy to vote the shares at the annual meeting. At the annual meeting, you will need to request a ballot to vote these shares. You must bring with you your admission ticket and a valid government-issued photo identification (federal, state, or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification will not be permitted to attend the annual meeting. Video and audio recording devices will not be permitted at the annual meeting, and attendees will be subject to security inspections. Please check the proxy materials for additional requirements for, and information on, annual meeting admission requirements.

Vote By Internet: To vote by the Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions. Proxies submitted by the Internet must be received by 11:59 p.m. Eastern Time on December 5, 2019 (December 3, 2019 for participants in the AMC Networks Inc. 401(k) Plan).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Annual Meeting Registration: You must register and obtain an admission ticket to attend the annual meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register.

Voting Items

Proposals to be voted on by the Class A Common Stockholders at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends you vote FOR ALL the following director nominees:

1.	Election of the following nominees as directors:

(01) Joseph J. Lhota
(02) Joel M. Litvin
(03) John L. Sykes

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratification of the appointment of our independent registered public accounting firm.

3.	Approval of our 2010 Stock Plan for Non-Employee Directors, as amended.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please do not submit this card. Please refer to the “How To Vote” section of this notice to view the voting instructions.